Exhibit 99.1

2008 Loss Development Triangles

Endurance - 2008 Loss Development Triangles

2008 Loss Development Triangle Cautionary Language

This report is for informational purposes only and is current as of December 31, 2008. We are under no obligation and do not expect to update or revise this report, whether as a result of new information, future events or otherwise, even when such new data has been reflected in the Company’s filings with the U.S. Security and Exchange Commission (the “SEC”) or otherwise. Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves. The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments. Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report. In addition to analyzing loss development information, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products as well as current market conditions. Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information. This report should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. (“Endurance” or the “Company”) with the SEC, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Safe Harbor for Forward-Looking Statements

Some of the statements in this report may include forward-looking statements which reflect management’s current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to the Company in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this report for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements in this report. These factors include, but are not limited to, (i) changes in the size of the claims payable by Endurance relating to natural catastrophes, (ii) greater frequency or severity of claims and loss activity than Endurance’s underwriting, reserving or investment practices anticipate based upon historical experience or industry data, (iii) trends in rates for property and casualty insurance and reinsurance, (iv) changes in the judicial, legislative or regulatory environments in which Endurance operates, (v) changes in general economic conditions, including foreign currency exchange rates, inflation and other factors and (vi) the other factors described in the Company’s most recently filed Annual Report on Form 10-K.

Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Endurance - 2008 Loss Development Triangles

Table of Contents

Section		Page

I.	Introduction	1

II.	Observations on Data Presented	3

III.	Data Compilation and Definitions	5

IV.	Triangle Class Definitions	12

V.	Overview of Reserving Methodology	18

VI.	Reconciliations	21

VII.	Data and Exhibits (Summary Exhibits and Triangles)

	Consolidated Total	Exhibit 1
Insurance Segment
	High Attaching Excess of Loss Casualty	Exhibit 2
	United States Sourced Casualty	Exhibit 3
	Workers’ Compensation	Exhibit 4
	Agriculture and Other Specialty	Exhibit 5
	International Sourced Property	Exhibit 6
	United States Sourced Property	Exhibit 7
Reinsurance Segment
	Casualty Directors and Officers	Exhibit 8
	Casualty Motor	Exhibit 9
	Casualty Other	Exhibit 10
	Workers’ Compensation	Exhibit 11
	Agriculture and Other Specialty	Exhibit 12
	Short Tail Marine and Aerospace	Exhibit 13
	Short Tail Property	Exhibit 14
	Short Tail Surety	Exhibit 15
	Consolidated Workers’ Compensation	Exhibit 16
	Insurance Long Tail	Exhibit 17
	Insurance Other	Exhibit 18
	Insurance Short Tail	Exhibit 19
	Reinsurance Long Tail	Exhibit 20
	Reinsurance Other	Exhibit 21
	Reinsurance Short Tail	Exhibit 22
	Insurance Segment	Exhibit 23
	Reinsurance Segment	Exhibit 24

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Endurance - 2008 Loss Development Triangles

I. INTRODUCTION

This report provides additional information on the loss development characteristics of Endurance Specialty Holdings Ltd. and its consolidated subsidiaries (“Endurance” or the “Company”) as of December 31, 2008. This report provides greater detail on Endurance’s reserves by showing global loss triangles for gross paid and reported loss and loss adjustment expenses (“LAE”) by accident year at annual evaluation dates. The most recent evaluation is as of December 31, 2008. In addition, accident year summary exhibits are provided which further highlight the gross, ceded, and net results by segment and triangle classes as of December 31, 2008. These summaries include: earned premiums, paid loss and allocated loss adjustment expenses (“ALAE”); cases outstanding losses; additional case reserves; incurred but not reported losses (“IBNR”); unallocated loss adjustment expenses (“ULAE”); and the ultimate loss & LAE ratios as of December 31, 2008 on an inception to date basis. Section II of this document offers general observations on the data presented in both the triangles and the summary exhibits, while Section III provides a discussion of the means used to compile the data, as well as definitions for many of the terms used in this disclosure. A more detailed description of the business underlying the triangle information is found in Section IV of this report. Section V of this report contains a summary description of management’s loss reserving methodology.

The inherent uncertainty associated with the estimation of loss and LAE reserves remains a significant balance sheet risk for all property-casualty specialty insurance and reinsurance companies, including Endurance. Management believes the triangles and corresponding accident year summary exhibits along with the narrative in this report provide additional insight into the loss development characteristics of Endurance’s diversified businesses.

The process of establishing and periodically adjusting loss and LAE reserves is an inherently complex process containing numerous management judgments related to the segmentation of data, methodologies utilized and their associated parameters, along with the weights applied to the various techniques used in the reserving process. Actuarial determinations of unpaid future losses and LAE are subject to potential errors of estimation, which could be significant, due to the fact that the ultimate disposition of claims incurred prior to the date of such estimation, whether reported to Endurance or not, is subject to the outcome of events that have not yet occurred. Likewise, any estimate of future costs associated with claims settlement is subject to the inherent limitation on the ability to predict the course of future events. Consequently, it should be expected that the actual emergence of the ultimate loss and LAE will vary, perhaps considerably, from any prior estimate. Readers should also review additional reserve disclosures and company risk factors that are provided in the Company’s most recent Annual Report on Form 10-K filed with the SEC.

Readers of this report are strongly advised against projecting ultimate losses and LAE for Endurance directly from the loss development triangles in this report, as these

Endurance - 2008 Loss Development Triangles

calculations rarely take into account fully the true underlying nature of the liabilities. The thirteen triangle classes we have selected are the compilation of over 200 discrete reserving groups within Endurance that represent different geographies, pricing environments, legislative climates, and policy forms. Also, depending upon which actuarial reserving method is utilized, the presence or absence of large catastrophe losses and how they are treated may have a significant impact on the estimated ultimate loss and LAE. In addition, changes to the premium volume, mix of business and the underlying exposures within a class may have significant effects on the resulting ultimate loss estimates and overall reserve levels. Without incorporating this critical information, the results derived from a direct extrapolation of the loss development triangles in this report have the potential of being materially misleading.

The triangles and summary exhibits are provided for both the Insurance and Reinsurance segments of the Company. In addition, while analysis, reviews and reporting of reserves focuses primarily on the loss reserve development classes within each business segment, the information provided in the triangles in this report has been expanded to capture some of the additional differences in reporting that naturally occurs within the lines of business Endurance underwrites. For ease of comparison, a reconciliation of the information presented in this report to our five reserve development tails and two segments is provided. The losses in these exhibits and triangles represent the Company’s December 31, 2008 gross, ceded and net loss and LAE reserves in their entirety, although these amounts have been adjusted for changes in foreign currency. A reconciliation to select data from the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) is included in Section VI of this document.

As discussed more fully in Section III, the accident year losses in these exhibits and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements. Because of these adjustments, which we would expect to continue, future versions of this information will not tie directly to the data included in this report.

Endurance - 2008 Loss Development Triangles

II. OBSERVATIONS ON DATA PRESENTED

Based on the data as of December 31, 2008 presented in this report, we believe the following general observations are noteworthy:

▪

The majority (64%) of Endurance’s gross loss and LAE reserves arise from long tail casualty lines of business, which by their nature contain a significant amount of uncertainty. Of the 64% of Endurance’s gross long tail casualty loss and LAE reserves, 38% are generated from the Company’s Insurance segment and 26% from the Reinsurance segment

▪

While almost 70% of gross earned premium arises from the Reinsurance segment, the gross loss and LAE reserves are split evenly between Reinsurance and Insurance exposures. On a net basis, the Reinsurance segment comprises 54% of the net loss and LAE reserves.

▪

Additional Case Reserves (“ACRs”) increased reported claims reserves by over 10%. Within Endurance’s long tail casualty lines of business, this increase is approximately 19% of the reported claims reserves. The percentage for the Reinsurance segment is 27%, while the Insurance segment is approximately 9%.

▪

The IBNR reserves for Endurance’s long tail casualty lines of business represent 78% of the total gross reserves within the long tail lines of business, suggesting an IBNR to case outstanding plus ACR ratio of over four to one. Within the Insurance segment, the IBNR reserves represent almost 84% of the total gross insurance reserves in the long tail casualty lines of business. Similarly, the IBNR reserves represent approximately 70% of the total gross reinsurance reserves for the long tail casualty lines in the Reinsurance segment.

▪

Almost a third of Endurance’s gross case reserves from short tailed lines of business are in the 2005 accident year, where a significant amount of these incurred losses are capped at policy or occurrence limits.

▪

Inception to date prior year favorable reserve development has emerged almost equally from the Insurance segment (47%) and Reinsurance segment (53%). Over 64% of the inception to date favorable emergence has come from property and other short tailed reserve categories.

▪

Endurance’s overall inception to date gross ultimate loss and LAE ratio of 62% is comprised of a 69% loss ratio for the Insurance segment and a 59% loss ratio for the Reinsurance segment. The Insurance segment’s ultimate loss ratio for 2008 of 86% is higher than all years excluding 2005, reflecting the addition of the Agriculture and Other Specialty business. This business has a gross loss ratio of 101% and a net loss ratio of 94% for the most recent accident year.

Endurance - 2008 Loss Development Triangles

▪	Almost 80% of Endurance’s ceded ultimate loss and LAE on an inception to date basis are in accident year 2008, of which 86% arises from the Agriculture and Other Specialty segment.

▪	Despite variations among the accident years, the inception to date gross, ceded, and net ultimate loss and LAE ratios are 62%.

As discussed in the preceding section, accident year losses and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements and therefore this version of Endurance’s Global Loss Triangles does not exactly tie to the previous version. For example, the gross earned premium for accident years 2007 and prior is $256 million less in this report than our previous version. Almost all of this difference is attributable to foreign exchange movements in the calendar year.

Endurance - 2008 Loss Development Triangles

III. DATA COMPILATION AND DEFINITIONS

Numerous data elements were extracted to prepare this report. The global loss triangles and summary exhibits are presented on an accident year (or report year where applicable) basis. While underwriting or policy year statistics may also provide useful information for analysis purposes, management believes the accident/report year presentation better highlights the true loss activity that occurs at Endurance within a given calendar year. Please note that the accident year presentation of triangles requires the utilization of assumptions and allocation procedures with respect to certain lines of business underwritten by Endurance. This is primarily as a result of not receiving sufficient information from ceding companies in certain lines of business that prevents the allocation of claims to specific accident years with certainty. To the extent our assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Data Presented

The data presented in the accident year triangle and summary exhibits is as follows:

●	Triangles

	o	Paid loss and LAE

	o	Case incurred loss & LAE (including ACRs)

	o	Ultimate loss and LAE

	o	Earned Premium

	o	Ultimate loss and LAE ratio

	o	Ultimate loss and LAE emergence

●	Summary Exhibits

	o	Gross premium, paid losses, reserves (case outstanding, ACRs, IBNR), ULAE

	o	Ceded premium, paid losses, reserves (case outstanding, ACRs, IBNR), ULAE

	o	Net premium, paid losses, reserves (case outstanding, ACRs, IBNR), ULAE

Basis of Presentation

Information presented herein may differ materially from that reported in Endurance’s financial statements prepared in accordance with GAAP due to differences in foreign currency exchange rates, the impact of premium adjustments and other data adjustments.

All amounts are presented in thousands of U.S. dollars and reflect the conversion from the original currency of the underlying business if not denominated in U.S. dollars. Foreign currency denominated losses and premiums are converted based on exchange rates at the dates of the transactions to the currency of the legal underwriting entity, which is either U.S. dollars or British pounds. Endurance’s reporting currency is U.S. dollars. Fluctuations in currency exchange rates could cause material shifts in loss

Endurance - 2008 Loss Development Triangles

development if historical rates differ from the rate assumed. Certain data in the triangles have been restated using the current rate of exchange to U.S. dollars.

Some (re)insurance contracts and policies contain provisions resulting in a variation of the premium or acquisition expenses as a result of loss experience under the contract or policy. Adjustments to premium in respect of paid losses are reflected in the triangles but adjustments to premium or to acquisition expenses resulting from future expected claims settlements are not.

Inter-company reinsurance transactions have not been reflected in the triangles. Additionally, the summary exhibits also include ceded (third party) and net schedules.

The loss development triangles are presented on the basis of applying reinsurance accounting to all Endurance’s business and do not reflect any adjustments that may be required for financial reporting purposes to comply with Statement of Financial Accounting Standards No. 113. “Accounting and Reporting for Reinsurance of Short Duration and Long-Duration Contracts” as highlighted in the reconciliation to GAAP reserves in Section VI of this document.

Earned Premium

The earned premium triangle illustrates the calendar year changes in accident year earned premium due to premium adjustments. For financial reporting purposes, the premium adjustments are recognized in the calendar year they were determined. For actuarial reserving purposes, these premium adjustments are allocated to the accident year or years based on the initial policy or treaty to which the adjustment belongs. For example, if a premium adjustment is recognized in calendar year 2008 from a policy written and exposures earned in 2005, the additional premium is recognized in the 2008 calendar year for financial reporting purposes. However, for reserving purposes, the premium is allocated to the years in which the premium for the 2005 treaty was originally earned. As a result, the information provided herein may differ materially from that presented in Endurance’s financial statements.

Ultimate Loss and LAE Ratio

The ultimate loss and LAE ratio triangle shows the year to year changes in the ratio of all expected settlement amounts, whether paid or reserved, together with any associated settlement expenses to earned premium. The ultimate loss and LAE ratio is presented to show the relationship between management’s best estimate of expected ultimate losses and LAE and the associated premiums that were received by Endurance to assume the risks related to those losses. Ultimate losses and LAE within an accident year are subject to many factors that impact the recorded value of such losses (such as favorable/adverse claims emergence, frequency/severity trends, inflation, methodology changes, foreign exchange fluctuations, and premium adjustments from prior accident periods). Since Endurance distributes earned premium from premium adjustments to the appropriate accident year in its reserving process, one will see changes in booked ultimate losses

Endurance - 2008 Loss Development Triangles

solely due to these premium changes. Because of this phenomenon, the triangle of ultimate loss & LAE ratios can be very useful as it essentially removes the effect of changes in premium from the loss estimates. At any point (maturity) in the triangle, management’s best estimate of booked ultimate loss and LAE estimate is the product of the corresponding accident year earned premium and ultimate loss and LAE ratio.

Ultimate Loss and LAE

The triangle of ultimate loss and LAE is derived by multiplying the most recent accident year earned premium (the last diagonal of the earned premium triangle) to the historical accident year ultimate loss and LAE ratio as presented in their respective triangles. For example, using the consolidated triangles, the ultimate loss and LAE amount for accident year 2004 at 12 months maturity ($1,095 million) is derived by multiplying the ultimate loss and LAE ratio for accident year 2004 at 12 months maturity (67%) by the latest earned premium for accident year 2004 ($1,635 million) at 60 months maturity. This presentation removes the effect of premium adjustments from the development of ultimate losses, and provides a better picture of the changes occurring to the true accident year ultimate loss and LAE. Reconciliation to Endurance’s publicly reported financial statements is included in Section VI of this report.

Ultimate Loss Emergence

The triangle of ultimate loss emergence is calculated by taking the difference of corresponding cells in the ultimate loss and LAE triangle. For example, using the consolidated triangles, the change in ultimate loss at the 12 month maturity for the 2006 accident year is derived by subtracting the ultimate loss & LAE at the 12 month maturity for the 2006 accident year from the ultimate loss & LAE at the 24 month maturity for the same accident year. The full calendar year emergence is represented by the total of any given diagonal, and is also shown as an additional row at the bottom of the triangle.

Global Loss Triangle Classes

Triangles are provided in 14 classes, six for the Insurance segment, and eight for the Reinsurance segment. The classes are based on the loss development characteristics for the lines of business represented by the exposures in a given triangle class (motor, workers compensation, directors & officers, etc.), as well as differences in the underlying business as evidenced by the separate Insurance casualty classes. It is important to note that for the Reinsurance classes, there is no differentiation between proportional and non-proportional business that could have different loss emergence patterns. In addition to the 14 triangle classes, a combined Insurance and Reinsurance workers’ compensation set of exhibits is included as the current insurance workers’ compensation business was transitioned from a proportional reinsurance treaty to insurance in 2006. The 14 triangle classes included in this report are listed below:

Endurance - 2008 Loss Development Triangles

Insurance Segment Loss Triangle Classes

●	High Attaching Excess of Loss Casualty

●	United States Sourced Casualty

●	Workers’ Compensation

●	Agriculture and Other Specialty

●	International Sourced Property

●	United States Sourced Property

Reinsurance Segment Loss Triangle Classes

●	Casualty Directors and Officers

●	Casualty Motor

●	Casualty Other

●	Workers’ Compensation

●	Agriculture and Other Specialty

●	Short Tail Marine and Aerospace

●	Short Tail Property

●	Short Tail Surety

Combined Insurance and Reinsurance Loss Triangle Class

●	Workers’ Compensation

Further detail of the types of business contained in each class is provided in Section IV of this document. In the upper left hand label of each triangle (excluding the one combined triangle class), a mapping of that triangle’s classes to the reserve categories disclosed in the Company’s Annual Report on Form 10-K is included, with the complete schedule illustrated in Section VII. In addition, Section VI includes a mapping of the lines of business within the Company’s segments to the associated triangle class.

Accident Year Loss Allocation

Many proportional reinsurance contracts are submitted using quarterly bordereau reporting by underwriting year with a supplemental listing of large losses. As a result, a two step allocation process was utilized to allocate these losses to accident year. The first step is to identify large losses and place them in the corresponding accident year as reported on a large loss listing. The second step is to allocate the remaining losses to particular accident years based on selected payment and reporting patterns applied to the earning of the underlying exposures, which in many instances is premium. To the extent management’s assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.

Large Losses and Other Adjustments

The triangles are unadjusted with respect to large losses and catastrophic losses, including losses related to the 2004, 2005, and 2008 hurricanes. The loss amounts are

Endurance - 2008 Loss Development Triangles

gross of any retrocession recoveries. The premium data is gross of any retrocession recoveries and includes any reinstatement premiums associated with the loss events.

Business Not Included

There is no business which has been excluded from this analysis.

Discontinued Business

There is no business that is identified as discontinued for this analysis.

Discounting

The losses and IBNR stated in the triangles do not include a provision to reflect the time value of money.

Maturity of Triangle Periods

Since Endurance was formed in late 2001, all underwriting data is for periods from 2001 or subsequent. For many lines of business, less data is available as those lines were added more recently. For the business lines with little data presented, the loss data largely represents expected losses which could materially differ from actual experienced losses.

Definitions

To assist the reader, several key definitions are highlighted below.

Accident Year means the year in which the event occurred that triggered a claim to Endurance. All years referred to are years ending December 31st.

Additional Case Reserves are amounts that are held in addition to Case Reserves that result from Endurance’s claims professionals determining that the established Case Reserves (which are often established by cedants or third parties) are expected to be insufficient to meet the expected future settlement amounts.

Additional Event Reserves are amounts that are held in respect of known events that are expected to give rise to future settlements but at the time of being established, not enough is known to allocate them to specific (re)-insureds.

ALAE means allocated loss adjustment expense, which is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors or legal experts.

Case Incurred Loss and ALAE is the sum of Paid Losses and ALAE, plus Case Reserves and any Additional Case Reserves.

Endurance - 2008 Loss Development Triangles

Case Reserves are amounts set aside in relation to claims that have been made but not yet been paid and represent an assessment of the remaining amount to be paid in respect of each notified claim.

Ceded Claims are those amounts Endurance received or expects to receive from third party reinsurers to whom Endurance ceded premiums.

Ceded Premiums are those premiums paid by Endurance to third party reinsurers.

Diagonals in the triangle from bottom left to top right represent evaluation dates. For example, the last diagonal in our published triangles shows the position of each Accident Year as at December 31, 2008.

Earned Premium is the amount of policy premiums allocated between Accident Years in accordance with the assumed incidence of risk which results from insurance and reinsurance contracts that do not all commence at the start of a given Accident Year.

Gross Premiums and Gross Losses are shown before the impact of any third party outwards reinsurance that Endurance purchases including catastrophe bonds.

IBNR means incurred but not reported reserve, or a reserve amount held to cover expected future settlements in relation to all claims that have occurred but have not yet been reported to Endurance. This includes a reserve provision for claims which may have already occurred and expected development (upward or downward) in existing Case Reserves and Additional Case Reserves. Endurance’s processes for establishing IBNR is discussed further in Section V of this document.

LAE means loss adjustment expense, which is expense incurred in settling the claim. LAE includes the costs of third party loss assessors or legal experts and the cost of internal time necessary to settle a claim. LAE is the sum of ALAE and ULAE.

Maturity is measured in months from the start of the Accident Year.

Net means the retained portion of premiums written or losses paid and incurred. Net Premium equals Gross Premium less Ceded Premium and Net Losses equals Gross Losses less Ceded Claims.

Paid Losses are claim amounts paid to insureds or ceding companies.

Report Year / Claims Made Year refers to the year in which a claim is reported to Endurance. All years referred to are years ending December 31st.

Triangle is a cross tabulation of data usually showing financial quantities in respect of periods of exposure (e.g. Accident Years), each evaluated at regular intervals (maturities).

Endurance - 2008 Loss Development Triangles

ULAE means unallocated loss adjustment expenses, which are an assessment of the internal expenses required to settle the current claims.

Ultimate Loss and LAE are the total of all expected settlement amounts, whether paid or reserved together with any associated settlement expenses and is the estimated total amount of loss at the measurement date. For the purposes of this report, Ultimate Loss & LAE is calculated by adding: Paid Loss ALAE, Case Reserves, Additional Case Reserves, IBNR (inclusive of Additional Event Reserves), and ULAE.

Ultimate Loss and LAE Ratio is the ratio of Ultimate Loss and LAE amounts to Earned Premium, which shows the relationship between expected losses and the associated premiums that are received related to those losses.

Endurance - 2008 Loss Development Triangles

IV. TRIANGLE CLASS DETAILS

a) Insurance - High Attaching Excess of Loss Casualty

The high attaching excess of loss casualty triangle class represents the commercial casualty insurance business underwritten out of Endurance’s Bermuda operating subsidiary. This triangle class comprises three of Endurance’s lines of business.

Healthcare Liability Insurance – This is third party excess liability coverage for hospitals in the United States written on both a direct insurance basis and as reinsurance to captive insurance companies. Clients are predominantly multi-hospital systems, academic medical centers and specialty hospitals such as pediatric hospitals. Clients typically assume a large portion of their own risk, practice strong clinical risk management and claims management, and purchase large limits. Virtually all of the business is written on a claims made basis and the average attachment point is in excess of $30 million. The policy limits in this line average $19 million.

Excess Casualty Insurance – third-party liability coverage for a wide range of industry groups. Clients are typically Fortune 500 companies in a variety of industries, including but not limited to: chemical manufacturers; medical products; pharmaceuticals; construction, including home builders and owner controlled insurance programs; transportation, including commuter and freight rail, and trucking; premises exposures; and manufacturing. Risks are written on a direct insurance or reinsurance basis, including reinsurance to single-parent captives. The minimum attachment point is $10 million and the average attachment point ranges by year from $140 million to $220 million. A significant portion of this business is written on claims made or occurrence-reported (Bermuda form) basis, and the average policy limit is less than $30 million.

Professional Lines Insurance - management liability and professional liability coverage for all industry groups underwritten on a direct insurance or facultative reinsurance basis. Clients are U.S. and international commercial and financial institutions. The products in this business line include directors & officers liability (except managed care), errors & omissions, employment practices liability and fiduciary liability for commercial and financial institutions. This line of business is written on a claims made basis. The minimum attachment is $15 million, but can be significantly higher for some classes of business, and the average attachment point has varied from $125 million to $180 million over the past 7 years. The average policy limit is $15 million.

b) Insurance – United States Sourced Casualty

The United States sourced casualty class comprises U.S. commercial liability insurance underwritten by certain of Endurance’s U.S. insurance operating subsidiaries, which commenced operations in 2005. The largest product in this triangle class is excess casualty, with the remainder comprising primary casualty, pollution liability, healthcare liability, and errors and omissions liability.

Endurance - 2008 Loss Development Triangles

Endurance’s excess casualty product targets clients, typically below the Fortune 500 level, including contractors, manufacturers, real estate, financial institutions, transportation and public entities. Participations are generally on the second or third excess of loss layers. Policy limits range up to $50 million. Endurance makes significant use of reinsurance to limit its net retention.

The primary casualty product typically insures commercial exposures for smaller clients representing more benign general liability and auto exposures. Policy limits are up to $2 million per occurrence.

Endurance’s errors and omissions product includes primary and excess coverage of insurance related services, real estate related services, technology services, general consulting services and media services. Policy limits are up to $10 million per occurrence and, for most cases, require a self insured retention of at least $5 million. Endurance utilizes third party reinsurance to limit its retention to within its risk tolerances.

c) Insurance – Workers’ Compensation

The workers’ compensation triangle class is primarily ground up workers’ compensation insurance in niche markets in the United States. Target clients are small businesses originated through local production sources utilizing web-based systems. This triangle class is a combination of insurance and reinsurance, as in 2006 we converted the business from reinsurance to insurance. However, we have separated the insurance and reinsurance triangles to allow segment based analysis. Since late 2005, the exposures in this triangle class primarily arise from California and consist predominantly of ground up workers’ compensation coverage provided to small and medium size businesses.

d) Insurance – Agriculture and Other Specialty

The agriculture line of business is comprised of multiple peril crop insurance, crop hail, livestock risk protection and other agriculture risk management products

e) Insurance – International Sourced Property

The international sourced property triangle class includes the commercial property insurance and facultative reinsurance business underwritten by Endurance’s Bermuda and U.K. operating subsidiaries. This triangle class was initially wholly comprised of business written by Endurance’s Bermuda subsidiary, which concentrated on underwriting U.S. clients with sufficiently large values to require multiple insurers and reinsurers to accommodate their insurance capacity needs.

Since 2003, the mix of business has become more internationally focused as Endurance’s onshore operation in the U.K. commenced underwriting business. Since 2006, this triangle class has consisted entirely of risks written out of Endurance’s U.K. operating subsidiary.

Endurance - 2008 Loss Development Triangles

The current products offered in this triangle class are international property insurance and facultative reinsurance, with a focus on U.K. business. Most trade sectors are represented, including manufacturing, transport, utilities, wholesale, retail, finance, healthcare and leisure. Limits are up to £35 million with both per risk and catastrophe reinsurance reducing the net exposure.

f) Insurance – United States Sourced Property

The United States sourced property triangle class comprises commercial property insurance underwritten by certain of Endurance’s U.S. operating subsidiaries, which commenced operations in 2005 and is significantly hedged by third party reinsurance.

The products offered in this triangle class are named peril catastrophe protection and difference in conditions coverage for earthquake and flood for all usual commercial occupancies and throughout the United States. Typical risks that are written have multiple layers of coverage provided by multiple insurance carriers. Limits range up to $25 million.

This triangle class also contains a comparatively small but growing component of commercial property all-risk coverage that includes wind exposed risks. Limits of up to $25 million are offered on this product.

g) Reinsurance – Casualty Directors and Officers

The casualty directors and officers triangle class contains predominantly U.S. directors’ and officers’ liability and related products, written almost exclusively on a claims made basis. Business in this triangle class is written on either an excess of loss or a proportional basis.

Customer differentiation is an integral component of the underwriting process in this triangle class. Endurance seeks to underwrite ceding companies with sound management and strategies, as well as teams with effective business processes driving their underwriting, pricing, risk management and claims activities. All business is produced through brokers.

h) Reinsurance – Casualty Motor

The casualty motor triangle class comprises treaty reinsurance of U.S. and international cedants underwriting motor business. The international business is comprised largely of proportional protections covering both property and third party exposures. The U.S. business is a mix of proportional and excess of loss coverages, where the exposure is predominantly liability.

Endurance - 2008 Loss Development Triangles

i) Reinsurance – Casualty Other

The casualty other triangle class comprises our treaty casualty products (other than the products included in the casualty motor or casualty directors and officers triangle classes) underwritten by the Company’s Bermuda, U.K. and U.S. operating subsidiaries.

This triangle class includes third party liability exposures from ceding companies on a treaty basis and comprises most casualty exposures including, general liability, public liability, products liability, umbrella and clash, warranty, medical malpractice liability, lawyers errors and omissions, miscellaneous errors and omissions, excess casualty and political risk. This triangle class includes both frequency and severity-exposed contracts covering risk underwritten on both an occurrence and claims made basis.

j) Reinsurance – Workers’ Compensation

For a description of workers’ compensation, please see Insurance workers’ compensation in c) above.

k) Reinsurance – Agriculture & Other Specialty

The agriculture & other specialty triangle class predominantly consists of U.S. agricultural reinsurance, but also includes personal accident reinsurance underwritten by the Company’s U.K., Bermuda and U.S. subsidiaries.

Endurance’s agriculture products specialize in risks associated with the production of food and fiber on a global basis underwritten through traditional treaty reinsurance, proportional and aggregate stop loss, as well as custom risk transfer mechanisms. The protections offered provide coverage for yield and revenue losses resulting from weather related perils such as drought and hail as well as losses stemming from commodity price movements. The majority of the business is multi-peril crop insurance, a unique business that interacts heavily with the U.S. federal government’s crop reinsurance program.

Endurance’s other specialty lines include personal accident products such as accidental death, medical and disability coverages underwritten on a treaty and facultative reinsurance basis. Endurance’s personal accident products provide per person and catastrophe protection, for life insurance companies and other specialty risk underwriters.

l) Reinsurance – Short Tail Marine & Aerospace

Endurance’s aerospace products in this triangle class include proportional and non-proportional treaty reinsurance for airline hull and liability, aircraft manufacturers’ products liability and general aviation risks. Endurance also includes in this triangle class proportional treaty reinsurance for satellite launch and in-orbit coverage.

The marine products in this triangle class contain a wide range of marine and energy business underwritten on both a proportional and non-proportional basis from Bermuda,

Endurance - 2008 Loss Development Triangles

the U.S. and the U.K. Initially the underwritings were dominated by onshore energy business underwritten from Bermuda. The development of the marine and energy team in the U.K. led to the consolidation of the global energy book in the U.K. and the growth in European hull, cargo and marine liability classes, along with specialty classes such as marine and aviation hull war. In 2006, Endurance exited the offshore energy business and significantly curtailed underwriting of onshore energy risks. Since 2007, onshore energy risks have been underwritten within the property portfolio.

m) Reinsurance – Short Tail Property

The short tail property triangle class contains international and U.S. property catastrophe business and workers compensation catastrophe business underwritten in Bermuda and per risk excess of loss and proportional treaty business underwritten in the U.S. and the U.K.

Property catastrophe reinsurance: Endurance reinsures ceding company clients’ exposures to catastrophic events such as tropical cyclones including hurricanes and typhoons, earthquakes and tsunamis, floods, thunderstorms including tornados and hailstorms, fire, as well as terror attacks on a treaty basis. Coverage typically applies only when a catastrophic event impacts more than one risk or insured. Endurance has established a well diversified portfolio of reinsurance contracts in all relevant territories worldwide including the Americas, Europe, Africa, Asia, and Oceania. Endurance reinsures predominantly on an indemnity excess of loss basis, although Endurance also provides pro rata coverage for certain types of events primarily related to catastrophes. In addition, coverage can be based on either an industry loss or physical trigger basis.

Workers’ compensation catastrophe reinsurance: Endurance reinsures U.S. workers’ compensation writers against multi-life events. The major exposures are earthquake and transport related losses.

Property per risk treaty reinsurance: Endurance reinsures portfolios of individual property risks such as buildings, contents, equipment and business interruption that are protected by primary insurers. These risks are assumed on a treaty basis. Endurance underwrites personal, commercial and industrial lines, but the years shown in this report are dominated by commercial and industrial exposures. Endurance underwrites this business primarily from the U.S. and the U.K. Endurance underwrites pro rata of primary, pro rata of excess and traditional excess of loss business. All excess of loss agreements have risk limits in place and, with a limited number of exceptions; all treaties either have occurrence limits or limited reinstatement rights.

n) Reinsurance – Short Tail Surety

Endurance underwrites surety reinsurance on both a proportional and excess of loss basis. The business in the short tail surety triangle class focuses primarily on reinsurance of surety and fidelity lines of business. The surety reinsurance products are underwritten by Endurance’s U.S. reinsurance operating subsidiary and are largely comprised of U.S.

Endurance - 2008 Loss Development Triangles

programs established on either a direct or brokered basis. Endurance’s business partners in connection with these products include national account writers, regional companies and specialty operations.

Endurance - 2008 Loss Development Triangles

V. OVERVIEW OF RESERVING METHODOLOGY

In order to estimate Endurance’s reserve for losses and loss expenses, management uses information either (i) developed from internal or independent external sources, or (ii) pricing information created by Endurance or provided to Endurance by insureds and brokers at the time individual contracts and policies are bound. In addition, management uses commercially available risk analysis models, contract by contract review by our underwriting teams and to a limited extent, overall market share assumptions to estimate our loss and loss expense reserves related to specific loss events. When the applicable information has been obtained, Endurance uses a variety of actuarial methods to estimate the ultimate losses and loss expenses incurred by Endurance in connection with business it has underwritten and thus, the applicable reserve for losses and loss expenses.

While management does not at this time include an explicit or implicit provision for uncertainty in its reserve for losses and loss expenses, certain of Endurance’s business lines are by their nature subject to additional uncertainties, including Endurance’s casualty, property, catastrophe, aerospace and surety and other specialty lines in the Reinsurance business segment and Endurance’s casualty and professional lines in the Insurance business segment, which are discussed in detail below. In addition, Endurance’s Reinsurance business segment is subject to additional factors which add to the uncertainty of estimating loss and loss expense reserves. Time lags in the reporting of losses can also introduce further ambiguity to the process of estimating loss and loss expense reserves.

Certain aspects of Endurance’s casualty line in the Reinsurance business segment and the casualty and professional lines in the Insurance business segment complicate the process of estimating loss reserves. These include the lack of long-term historical data for losses of the same type intended to be covered by the policies and contracts written by Endurance, and the expectation that a portion of losses in excess of Endurance’s attachment levels in many of its contracts will be low in frequency and high in severity, limiting the usefulness of claims experience of other insurers and reinsurers for similar claims. In addition, the portion of Endurance’s casualty line in its Insurance business segment that is underwritten in Bermuda includes policy forms that vary from more traditional policy forms. The primary difference in the casualty policy form used by Endurance Bermuda from more traditional policy forms relates to the coverage being provided on an occurrence reported basis instead of the typical occurrence or claims-made basis used in traditional policy forms. The occurrence reported policy forms typically cover occurrences causing unexpected and unintended personal injury or property damage to third parties arising from events or conditions that commence at or subsequent to an inception date and prior to the expiration of the policy, provided that proper notice is given during the term of the policy or the discovery period.

Endurance - 2008 Loss Development Triangles

The inherent uncertainty of estimating Endurance’s loss and loss expense reserves for its Reinsurance business segment increases principally due to:

(i)	the lag in time between the time claims are reported to the ceding company and the time they are reported through one or more reinsurance broker intermediaries to Endurance;

(ii)	the differing reserving practices among ceding companies;

(iii)	the diversity of loss development patterns among different types of reinsurance treaties or contracts; and

(iv)	Endurance’s need to rely on its ceding companies for loss information.

In addition to the factors creating uncertainty in Endurance’s estimate of loss and loss expense reserves, Endurance’s estimated reserve for losses and loss expenses can change over time because of unexpected changes in the external environment. Potential changing external factors include:

•	changes in the inflation rate for goods and services related to the covered damages;

•	changes in the general economic environment that could cause unanticipated changes in claim frequency or severity;

•	changes in the litigation environment regarding the representation of plaintiffs and potential plaintiffs;

•

changes in the judicial and/or arbitration environment regarding the interpretation of policy and contract provisions relating to the determination of coverage and/or the amount of damages awarded for certain types of claims;

•	changes in the social environment regarding the general attitude of juries in the determination of liability and damages;

•	changes in the legislative environment regarding the definition of damages;

•	new types of injuries caused by new types of injurious activities or exposures; and

•	in the case of assumed reinsurance, changes in ceding company case reserving and reporting patterns.

Endurance’s estimates of reserves for losses and loss expenses can also change over time because of changes in internal company operations. Potential changing internal factors include:

•	alterations in claims handling procedures;

•	growth in new lines of business where exposure and loss development patterns are not well established; or

Endurance - 2008 Loss Development Triangles

•	changes in the quality of risk selection or pricing in the underwriting process.

Due to the inherent complexity of the assumptions used in establishing Endurance’s loss and loss expense reserve estimates, final claim settlements made by Endurance may vary significantly from the present estimates, particularly when those settlements may not occur until well into the future.

For a more detailed discussion of the Company’s reserving methodology and an analysis of the potential variability in reserves for losses and loss expenses, please see the Company’s most recent Annual Report on Form 10-K as filed with the SEC.

Endurance - 2008 Loss Development Triangles

VI. RECONCILIATIONS

Reconciliation of Unpaid Loss and LAE

The following table reconciles the reserves for losses and loss expenses as of December 31, 2008 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserves for losses and loss expenses published in the triangles (all amounts in millions, on a gross basis).

Consolidated triangles unpaid loss and LAE	$3,275.9

Deposit accounting reserves	(57.2)

Impact of F/X on IBNR	13.6

Miscellaneous	3.3

Adjusted unpaid loss and LAE	$3,235.5

Reserves for losses and loss expenses Per 12/31/08 GAAP Financial Statements	$3,235.5

Reconciliation of Earned Premium

The following table reconciles the calendar year 2008 earned premium as of December 31, 2008 as reported in Endurance’s financial statements prepared in accordance with GAAP to the earned premium published in the triangles (all amounts in millions, on a gross basis). Prior diagonals were reconciled in our previously disclosed 2007 Loss Development Triangles. Differences between the 2008 and 2007 versions are mainly due to foreign exchange movements.

Calendar Year 2008

Consolidated triangles earned premium	$2,174.9

Estimated impact of F/X	33.5

Impact of contracts subject to deposit accounting	(9.0)

Miscellaneous adjustments	(1.6)

Adjusted CY 2008 Earned Premium	$2,197.9

CY 2008 Earned Premium per Financial Statements	$2,197.9

Endurance - 2008 Loss Development Triangles

Reconciliation of Calendar Year Loss Emergence

The following table reconciles the calendar year 2008 development of losses and loss adjustment expenses as of December 31, 2008 as reported in Endurance’s financial statements prepared in accordance with GAAP to the development of losses and loss adjustment expenses published in the triangles (all amounts in millions). Prior diagonals were reconciled in our previously disclosed 2007 Loss Development Triangles. Differences between the 2008 and 2007 versions are mainly due to foreign exchange movements.

Calendar Year 2008

Development per Triangles	$148.5

Impact of ceded	(9.2)

Impact of F/X	21.9

Impact of contracts subject to deposit accounting	(3.1)

Miscellaneous	(1.5)

Adjusted development	156.5

Development per Financial Statements	156.5

Reconciliation of Triangle Classes to Lines of Business

The following tables reconcile the lines of business of Endurance as of December 31, 2008 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserving classes published in the triangles.

Endurance - 2008 Loss Development Triangles

Insurance Segment

Lines of Business

	Property	Casualty	Agriculture and Other	Healthcare Liability	Workers’ Compensation	Professional Lines

Triangle Classes

Agriculture and Other			X

High Attaching Excess of Loss Casualty		X		X		X

United States Sourced Casualty		X				X

International Sourced Property	X

United States Sourced Property	X

Workers’ Compensation					X

Reinsurance Segment

Lines of Business

	Property	Casualty	Catastrophe	Agriculture	Marine	Aerospace	Surety and Other Specialty

Triangle Classes

Agriculture and Other Specialty				X			X

Casualty Other		X

Casualty Directors and Officers		X

Casualty Motor		X

Short Tail Marine and Aerospace					X	X

Short Tail Property	X		X

Short Tail Surety							X

Workers’ Compensation		X

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Consolidated Total

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,320	295	0	—	24	0	320	24%
2002	461,490	110,528	19,539	9,326	38,278	1,007	178,677	39%
2003	1,241,128	319,503	56,153	10,258	124,598	2,865	513,376	41%
2004	1,635,212	577,846	71,612	12,837	180,870	3,981	847,145	52%
2005	1,788,208	1,330,584	211,331	27,078	225,370	7,102	1,801,464	101%
2006	1,878,301	403,706	105,119	12,215	328,621	8,539	858,200	46%
2007	1,763,709	313,668	162,789	19,887	447,286	17,466	961,097	54%
2008	2,164,829	489,409	443,097	18,324	687,581	22,757	1,661,170	77%

	10,934,196	3,545,538	1,069,639	109,925	2,032,628	63,717	6,821,449	62%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	26,341	(178)	(5)	—	—	—	(184)	-1%
2003	9,732	1,209	17	—	8	—	1,234	13%
2004	11,160	9,593	105	—	7	—	9,704	87%
2005	28,150	11,403	1,983	—	2,986	—	16,372	58%
2006	114,351	7,518	4,354	179	17,670	—	29,721	26%
2007	204,169	6,012	9,808	1,407	39,049	—	56,276	28%
2008	416,839	177,792	103,799	—	105,665	—	387,435	93%

	810,742	213,349	120,060	1,585	165,385	—	500,558	62%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,320	295	0	—	24	0	320	24%
2002	435,148	110,706	19,544	9,326	38,278	1,007	178,861	41%
2003	1,231,396	318,293	56,136	10,258	124,590	2,865	512,142	42%
2004	1,624,052	568,253	71,507	12,837	180,863	3,981	837,441	52%
2005	1,760,058	1,319,180	209,348	27,078	222,384	7,102	1,785,092	101%
2006	1,763,951	396,187	100,765	12,036	310,951	8,539	828,479	47%
2007	1,559,540	307,656	152,981	18,481	408,237	17,466	904,820	58%
2008	1,747,990	311,618	339,298	18,324	581,916	22,757	1,273,735	73%

	10,123,454	3,332,189	949,579	108,340	1,867,244	63,717	6,320,890	62%

Exhibit 1, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Consolidated Total

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				311	282	288	247	295
2002	4,698	48,863	66,637	74,143	99,434	101,698	110,528
2003	53,629	154,906	213,521	250,814	293,397	319,503
2004	127,767	363,369	461,535	535,715	577,846
2005	296,309	857,149	1,175,129	1,330,584
2006	63,791	302,274	403,706
2007	70,860	313,668
2008	489,409

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				375	297	297	251	295
2002	50,590	99,037	102,167	127,912	144,750	141,179	139,392
2003	164,660	279,192	314,508	346,784	372,885	385,913
2004	328,248	564,286	615,870	640,035	662,294
2005	945,557	1,427,223	1,510,048	1,568,992
2006	197,198	452,858	521,039
2007	202,501	496,345
2008	950,831

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				398	322	319	277	320
2002	240,931	209,542	182,184	195,440	189,694	182,052	178,677
2003	736,190	628,688	556,093	538,247	528,584	513,376
2004	1,095,479	993,890	908,496	879,490	847,145
2005	1,804,173	1,863,194	1,833,851	1,801,464
2006	989,294	908,165	858,200
2007	976,391	961,097
2008	1,661,170

All Diagonals are as of 12/31

Exhibit 1, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Consolidated Total

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				30%	24%	24%	21%	24%
2002	52%	45%	39%	42%	41%	39%	39%
2003	59%	51%	45%	43%	43%	41%
2004	67%	61%	56%	54%	52%
2005	101%	104%	103%	101%
2006	53%	48%	46%
2007	55%	54%
2008	77%

Earned Premium	12	24	36	48	60	72	84	96

2001				1,342	1,320	1,320	1,320	1,320
2002	393,472	453,262	458,016	469,254	463,084	462,934	461,490
2003	1,227,090	1,238,900	1,240,882	1,239,357	1,240,515	1,241,128
2004	1,606,799	1,628,855	1,632,099	1,634,419	1,635,212
2005	1,767,269	1,783,534	1,786,862	1,788,208
2006	1,836,305	1,871,631	1,878,301
2007	1,761,582	1,763,709
2008	2,164,829

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				398	(75)	(3)	(42)	43	320
2002	240,931	(31,389)	(27,357)	13,256	(5,746)	(7,643)	(3,375)		(62,254)
2003	736,190	(107,502)	(72,595)	(17,845)	(9,664)	(15,207)			(222,814)
2004	1,095,479	(101,589)	(85,394)	(29,006)	(32,345)				(248,334)
2005	1,804,173	59,020	(29,343)	(32,387)					(2,710)
2006	989,294	(81,129)	(49,965)						(131,094)
2007	976,391	(15,295)							(15,295)
2008	1,661,170

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	(31,389)	(134,462)	(161,003)	(49,969)	(156,826)	(148,531)	(682,180)

All Diagonals are as of 12/31

Exhibit 1, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
High Attaching Excess of Loss Casualty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	70	—	—	—	24	0	24	34%
2002	43,745	—	—	—	13,148	197	13,346	31%
2003	174,168	1,766	28	3,250	53,797	856	59,697	34%
2004	235,162	4,071	—	—	88,863	1,333	94,267	40%
2005	258,366	8,050	16,500	10,000	110,834	2,060	147,444	57%
2006	266,815	8,862	15,578	—	144,857	2,407	171,704	64%
2007	244,699	494	22,500	—	195,330	3,267	221,592	91%
2008	219,173	12,263	250	—	150,498	2,261	165,272	75%

	1,442,199	35,506	54,856	13,250	757,351	12,382	873,345	61%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	509	—	—	—	—	—	—	0%
2004	446	37	—	—	—	—	37	8%
2005	470	—	—	—	—	—	—	0%
2006	170	—	—	—	122	—	122	72%
2007	3,728	—	—	—	2,684	—	2,684	72%
2008	5,590	—	—	—	4,053	—	4,053	73%

	10,912	37	—	—	6,859	—	6,896	63%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	70	—	—	—	24	0	24	34%
2002	43,745	—	—	—	13,148	197	13,346	31%
2003	173,660	1,766	28	3,250	53,797	856	59,697	34%
2004	234,716	4,034	—	—	88,863	1,333	94,230	40%
2005	257,896	8,050	16,500	10,000	110,834	2,060	147,444	57%
2006	266,645	8,862	15,578	—	144,735	2,407	171,581	64%
2007	240,972	494	22,500	—	192,647	3,267	218,908	91%
2008	213,583	12,263	250	—	146,444	2,261	161,219	75%

	1,431,287	35,469	54,856	13,250	750,491	12,382	866,449	61%

Exhibit 2, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
High Attaching Excess of Loss Casualty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	18	24	48	58	1,766
2004	—	44	160	3,746	4,071
2005	2,780	2,744	8,030	8,050
2006	42	6,711	8,862
2007	11	494
2008	12,263

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	0	5,018	6,108	4,048	4,058	5,044
2004	—	44	160	3,769	4,071
2005	10,780	15,794	18,056	34,550
2006	7,042	15,577	24,440
2007	2,011	22,994
2008	12,513

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				28	24	22	25	24
2002	33,569	28,373	22,967	20,466	16,428	14,642	13,346
2003	124,562	114,944	93,978	81,589	68,616	59,697
2004	161,954	146,297	134,874	122,133	94,267
2005	195,819	189,468	175,530	147,444
2006	208,803	195,511	171,704
2007	180,374	221,592
2008	165,272

All Diagonals are as of 12/31

Exhibit 2, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
High Attaching Excess of Loss Casualty

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				40%	35%	31%	36%	34%
2002	77%	65%	53%	47%	38%	33%	31%
2003	72%	66%	54%	47%	39%	34%
2004	69%	62%	57%	52%	40%
2005	76%	73%	68%	57%
2006	78%	73%	64%
2007	74%	91%
2008	75%

Earned Premium	12	24	36	48	60	72	84	96

2001				70	70	70	70	70
2002	44,252	44,252	43,745	43,745	43,745	43,745	43,745
2003	173,063	174,352	174,168	174,168	174,168	174,168
2004	236,951	235,206	235,202	235,162	235,162
2005	259,056	258,736	258,568	258,366
2006	267,007	267,188	266,815
2007	245,315	244,699
2008	219,173

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				28	(3)	(3)	4	(1)	24
2002	33,569	(5,196)	(5,406)	(2,501)	(4,038)	(1,785)	(1,297)		(20,223)
2003	124,562	(9,618)	(20,966)	(12,388)	(12,973)	(8,919)			(64,864)
2004	161,954	(15,657)	(11,423)	(12,741)	(27,866)				(67,687)
2005	195,819	(6,351)	(13,938)	(28,087)					(48,375)
2006	208,803	(13,292)	(23,807)						(37,099)
2007	180,374	41,217							41,217
2008	165,272

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	(5,196)	(14,996)	(39,128)	(34,204)	(54,725)	(48,760)	(197,008)

All Diagonals are as of 12/31

Exhibit 2, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
United States Sourced Casualty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	6,146	—	—	—	3,519	194	3,712	60%
2006	35,191	9,744	4,302	—	21,572	1,305	36,923	105%
2007	62,862	2,235	2,343	—	40,722	2,299	47,598	76%
2008	96,362	513	2,383	—	66,752	3,601	73,249	76%

	200,560	12,492	9,028	—	132,564	7,398	161,483	81%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	4,327	—	—	—	2,481	—	2,481	57%
2006	25,466	6,733	2,922	—	15,795	—	25,450	100%
2007	44,547	1,368	1,304	—	29,416	—	32,089	72%
2008	50,900	248	988	—	35,847	—	37,083	73%

	125,240	8,349	5,214	—	83,539	—	97,103	78%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	1,819	—	—	—	1,038	194	1,231	68%
2006	9,724	3,011	1,380	—	5,778	1,305	11,474	118%
2007	18,315	867	1,039	—	11,305	2,299	15,509	85%
2008	45,462	265	1,395	—	30,905	3,601	36,166	80%

	75,320	4,143	3,814	—	49,025	7,398	64,380	85%

Exhibit 3, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
United States Sourced Casualty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	29	163	9,744
2007	134	2,235
2008	513

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	445	12,990	14,046
2007	1,192	4,578
2008	2,896

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	4,959	5,301	4,310	3,712
2006	31,197	39,576	36,923
2007	49,866	47,598
2008	73,249

All Diagonals are as of 12/31

Exhibit 3, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
United States Sourced Casualty

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	0%	0%	0%	0%	0%	0%	0%
2003	0%	0%	0%	0%	0%	0%
2004	0%	0%	0%	0%	0%
2005	81%	86%	70%	60%
2006	89%	112%	105%
2007	79%	76%
2008	76%

Earned Premium	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	6,119	6,146	6,146	6,146
2006	34,914	35,146	35,191
2007	62,576	62,862
2008	96,362

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—			—
2004	—	—	—	—	—				—
2005	4,959	342	(991)	(597)					(1,247)
2006	31,197	8,380	(2,653)						5,727
2007	49,866	(2,268)							(2,268)
2008	73,249

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	—	—	—	342	7,389	(5,518)	2,212

All Diagonals are as of 12/31

Exhibit 3, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
Workers Compensation

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	29,134	6,698	3,541	—	6,205	1,069	17,512	60%
2007	207,672	38,427	30,036	—	55,945	7,622	132,029	64%
2008	261,296	23,720	52,921	—	87,969	9,590	174,200	67%

	498,102	68,844	86,498	—	150,119	18,280	323,741	65%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	666	—	500	—	556	—	1,056	159%
2007	15,011	—	—	—	5,773	—	5,773	38%
2008	23,750	—	—	—	8,577	—	8,577	36%

	39,427	—	500	—	14,905	—	15,405	39%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	28,468	6,698	3,041	—	5,649	1,069	16,457	58%
2007	192,660	38,427	30,036	—	50,172	7,622	126,257	66%
2008	237,546	23,720	52,921	—	79,392	9,590	165,623	70%

	458,674	68,844	85,998	—	135,214	18,280	308,336	67%

Exhibit 4, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
Workers Compensation

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	321	6,581	6,698
2007	9,027	38,427
2008	23,720

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	1,797	16,724	10,238
2007	17,365	68,463
2008	76,641

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	19,432	22,433	17,512
2007	131,141	132,029
2008	174,200

All Diagonals are as of 12/31

Exhibit 4, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
Workers Compensation

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	0%	0%	0%	0%	0%	0%	0%
2003	0%	0%	0%	0%	0%	0%
2004	0%	0%	0%	0%	0%
2005	0%	0%	0%	0%
2006	67%	77%	60%
2007	63%	64%
2008	67%

Earned Premium	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	27,909	29,430	29,134
2007	207,462	207,672
2008	261,296

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—			—
2004	—	—	—	—	—				—
2005	—	—	—	—					—
2006	19,432	3,000	(4,920)						(1,920)
2007	131,141	889							889
2008	174,200

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	—	—	—	—	3,000	(4,032)	(1,031)

All Diagonals are as of 12/31

Exhibit 4, Page 3

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail
Agriculture and Other Specialty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	13,413	505	—	—	—	—	505	4%
2008	610,185	339,001	247,039	—	70,016	—	656,057	108%

	623,598	339,506	247,039	—	70,016	—	656,562	105%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	7,725	263	—	—	—	—	263	3%
2008	253,731	176,353	102,216	—	44,011	—	322,759	127%

	261,456	176,616	102,216	—	44,011	—	323,022	124%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	5,688	242	—	—	—	—	242	4%
2008	356,454	162,648	144,823	—	26,005	—	333,298	94%

	362,142	162,890	144,823	—	26,005	—	333,540	92%

Exhibit 5, Page 1

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail
Agriculture and Other Specialty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	—	—	—
2007	28	505
2008	339,001

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	—	—	—
2007	724	505
2008	586,040

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	—	—	—
2007	11,963	505
2008	656,057

All Diagonals are as of 12/31

Exhibit 5, Page 2

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail
Agriculture and Other Specialty

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	0%	0%	0%	0%	0%	0%	0%
2003	0%	0%	0%	0%	0%	0%
2004	0%	0%	0%	0%	0%
2005	0%	0%	0%	0%
2006	0%	0%	0%
2007	89%	4%
2008	108%

Earned Premium	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	—	—	—
2007	13,413	13,413
2008	610,185

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—			—
2004	—	—	—	—	—				—
2005	—	—	—	—					—
2006	—	—	—						—
2007	11,963	(11,458)							(11,458)
2008	656,057

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	—	—	—	—	—	(11,458)	(11,458)

All Diagonals are as of 12/31

Exhibit 5, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail
International Sourced Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	17	—	—	—	—	—	—	0%
2002	34,133	2,270	—	—	2	0	2,273	7%
2003	66,304	18,665	7,957	—	4	119	26,744	40%
2004	95,960	34,631	5,311	—	159	82	40,183	42%
2005	90,656	151,861	4,800	—	4,423	138	161,223	178%
2006	52,169	32,787	986	—	1,737	41	35,551	68%
2007	43,486	24,966	14,387	—	172	218	39,743	91%
2008	46,783	8,010	20,707	—	12,500	498	41,715	89%

	429,509	273,191	54,148	—	18,997	1,097	347,433	81%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	1,761	41	—	—	—	—	41	2%
2004	2,172	2,418	0	—	—	—	2,418	111%
2005	1,299	—	—	—	—	—	—	0%
2006	5,351	—	87	—	—	—	87	2%
2007	17,137	3,242	7,376	—	5	—	10,622	62%
2008	16,546	—	10	—	7,604	—	7,615	46%

	44,614	5,701	7,473	—	7,610	—	20,784	47%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	17	—	—	—	—	—	—	0%
2002	33,785	2,270	—	—	2	0	2,273	7%
2003	64,543	18,624	7,957	—	4	119	26,703	41%
2004	93,787	32,213	5,311	—	159	82	37,765	40%
2005	89,358	151,861	4,800	—	4,423	138	161,223	180%
2006	46,818	32,787	899	—	1,737	41	35,464	76%
2007	26,350	21,725	7,011	—	166	218	29,121	111%
2008	30,237	8,010	20,697	—	4,896	498	34,101	113%

	384,895	267,490	46,675	—	11,387	1,097	326,649	85%

Exhibit 6, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail
International Sourced Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270	2,270
2003	56	11,312	15,234	17,235	17,522	18,665
2004	3,373	21,507	26,761	31,323	34,631
2005	23,536	86,817	134,225	151,861
2006	8,703	23,777	32,787
2007	10,972	24,966
2008	8,010

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270	2,270
2003	13,651	17,287	19,960	23,897	23,905	26,621
2004	24,690	42,375	39,446	39,116	39,942
2005	144,333	165,546	158,473	156,661
2006	37,449	33,709	33,774
2007	29,841	39,353
2008	28,717

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	13,244	4,577	2,407	2,317	2,279	2,276	2,273
2003	32,167	19,347	20,105	24,035	24,038	26,744
2004	59,210	39,679	39,884	39,495	40,183
2005	188,284	168,796	162,935	161,223
2006	52,193	36,040	35,551
2007	40,038	39,743
2008	41,715

All Diagonals are as of 12/31

Exhibit 6, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail
International Sourced Property

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	39%	13%	7%	7%	7%	7%	7%
2003	49%	29%	30%	36%	36%	40%
2004	62%	41%	42%	41%	42%
2005	208%	186%	180%	178%
2006	100%	69%	68%
2007	92%	91%
2008	89%

Earned Premium	12	24	36	48	60	72	84	96

2001				17	17	17	17	17
2002	34,208	34,208	34,133	34,133	34,133	34,133	34,133
2003	66,472	66,225	66,163	66,264	66,244	66,304
2004	96,708	95,907	95,963	95,960	95,960
2005	91,120	90,708	90,573	90,656
2006	52,730	52,073	52,169
2007	42,593	43,486
2008	46,783

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	13,244	(8,667)	(2,170)	(90)	(37)	(3)	(3)		(10,971)
2003	32,167	(12,820)	758	3,929	3	2,706			(5,423)
2004	59,210	(19,530)	205	(389)	688				(19,026)
2005	188,284	(19,488)	(5,860)	(1,713)					(27,061)
2006	52,193	(16,153)	(489)						(16,642)
2007	40,038	(295)							(295)
2008	41,715

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	(8,667)	(14,991)	(18,862)	(15,391)	(22,403)	894	(79,419)

All Diagonals are as of 12/31

Exhibit 6, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail
United States Sourced Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	10,391	5,247	1,602	—	21	29	6,898	66%
2006	80,454	1,691	840	—	416	29	2,977	4%
2007	97,010	2,328	493	—	1,527	62	4,411	5%
2008	84,371	3,849	2,263	—	12,304	456	18,872	22%

	272,227	13,115	5,198	—	14,269	576	33,158	12%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	6,695	2,628	1,271	—	15	—	3,914	58%
2006	66,786	785	548	—	323	—	1,656	2%
2007	90,048	1,135	277	—	1,131	—	2,543	3%
2008	46,251	1,191	584	—	5,531	—	7,307	16%

	209,779	5,739	2,680	—	7,000	—	15,419	7%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	3,696	2,619	331	—	6	29	2,984	81%
2006	13,668	906	292	—	93	29	1,321	10%
2007	6,962	1,193	216	—	397	62	1,868	27%
2008	38,120	2,658	1,679	—	6,773	456	11,566	30%

	62,447	7,376	2,518	—	7,269	576	17,739	28%

Exhibit 7, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail
United States Sourced Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	376	3,761	4,036	5,247
2006	428	1,161	1,691
2007	350	2,328
2008	3,849

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	4,074	6,109	7,513	6,848
2006	1,122	2,442	2,531
2007	978	2,821
2008	6,112

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	10,381	6,699	7,651	6,898
2006	13,855	4,713	2,977
2007	11,878	4,411
2008	18,872

All Diagonals are as of 12/31

Exhibit 7, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail
United States Sourced Property

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	0%	0%	0%	0%	0%	0%	0%
2003	0%	0%	0%	0%	0%	0%
2004	0%	0%	0%	0%	0%
2005	100%	64%	74%	66%
2006	17%	6%	4%
2007	12%	5%
2008	22%

Earned Premium	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	10,321	10,384	10,388	10,391
2006	80,347	80,386	80,454
2007	97,111	97,010
2008	84,371

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—			—
2004	—	—	—	—	—				—
2005	10,381	(3,682)	953	(753)					(3,483)
2006	13,855	(9,141)	(1,737)						(10,878)
2007	11,878	(7,468)							(7,468)
2008	18,872

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	—	—	—	(3,682)	(8,188)	(9,958)	(21,828)

All Diagonals are as of 12/31

Exhibit 7, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail
Casualty Directors and Officers

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	7,174	735	645	304	189	17	1,891	26%
2003	46,741	8,905	6,898	875	2,421	153	19,251	41%
2004	74,532	15,043	5,667	4,215	6,947	252	32,124	43%
2005	81,166	10,692	8,504	1,165	13,979	355	34,694	43%
2006	60,381	469	2,828	2,205	23,821	433	29,755	49%
2007	52,409	1,481	2,811	8,315	27,948	586	41,141	79%
2008	55,525	290	571	100	36,181	553	37,695	68%

	377,928	37,615	27,924	17,179	111,485	2,349	196,552	52%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	0%

	—	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	7,174	735	645	304	189	17	1,891	26%
2003	46,741	8,905	6,898	875	2,421	153	19,251	41%
2004	74,532	15,043	5,667	4,215	6,947	252	32,124	43%
2005	81,166	10,692	8,504	1,165	13,979	355	34,694	43%
2006	60,381	469	2,828	2,205	23,821	433	29,755	49%
2007	52,409	1,481	2,811	8,315	27,948	586	41,141	79%
2008	55,525	290	571	100	36,181	553	37,695	68%

	377,928	37,615	27,924	17,179	111,485	2,349	196,552	52%

Exhibit 8, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail
Casualty Directors and Officers

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	108	2	2	379	648	735
2003	130	227	619	2,943	6,675	8,905
2004	3	858	2,181	8,795	15,043
2005	8	1,175	3,171	10,692
2006	109	175	469
2007	43	1,481
2008	290

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	110	242	1,824	4,725	4,692	1,685
2003	132	3,817	6,145	18,588	14,451	16,678
2004	1,269	13,537	26,876	24,383	24,925
2005	835	7,659	16,866	20,361
2006	567	4,376	5,501
2007	2,749	12,607
2008	961

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	3,468	3,263	14,380	5,148	5,551	1,891
2003	25,517	27,007	16,273	22,777	21,408	19,251
2004	53,644	50,199	48,325	37,890	32,124
2005	46,999	35,518	39,778	34,694
2006	35,370	32,450	29,755
2007	34,813	41,141
2008	37,695

All Diagonals are as of 12/31

Exhibit 8, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail
Casualty Directors and Officers

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	0%	48%	45%	200%	72%	77%	26%
2003	55%	58%	35%	49%	46%	41%
2004	72%	67%	65%	51%	43%
2005	58%	44%	49%	43%
2006	59%	54%	49%
2007	66%	79%
2008	68%

Earned Premium	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	5,326	7,125	7,158	7,171	7,173	7,174
2003	45,577	46,034	46,583	46,701	46,722	46,741
2004	72,610	73,843	74,347	74,386	74,532
2005	77,967	79,813	80,603	81,166
2006	59,196	60,520	60,381
2007	53,801	52,409
2008	55,525

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	—	3,468	(204)	11,116	(9,232)	403	(3,660)		1,891
2003	25,517	1,490	(10,734)	6,504	(1,369)	(2,157)			(6,266)
2004	53,644	(3,445)	(1,875)	(10,435)	(5,766)				(21,520)
2005	46,999	(11,481)	4,260	(5,083)					(12,304)
2006	35,370	(2,920)	(2,695)						(5,614)
2007	34,813	6,328							6,328
2008	37,695

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	3,468	1,285	(3,062)	(16,083)	(10,060)	(13,033)	(37,486)

All Diagonals are as of 12/31

Exhibit 8, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail
Casualty Motor

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	13,329	7,611	1	—	2,290	34	9,936	75%
2003	64,628	25,226	1,205	518	12,755	217	39,921	62%
2004	35,967	22,385	1,593	65	1,570	48	25,661	71%
2005	29,771	12,720	2,129	192	363	40	15,444	52%
2006	23,003	13,310	5,551	—	2,448	120	21,430	93%
2007	19,559	7,476	3,369	200	2,715	94	13,854	71%
2008	13,252	1,164	1,355	54	4,829	94	7,496	57%

	199,508	89,893	15,202	1,028	26,971	648	133,742	67%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	1,522	1,168	17	—	8	—	1,193	78%
2004	2,740	1,046	68	—	6	—	1,121	41%
2005	2,909	1,323	206	—	31	—	1,560	54%
2006	1,430	—	—	—	106	—	106	7%
2007	170	—	—	—	—	—	—	0%
2008	345	—	—	—	—	—	—	0%

	9,117	3,538	291	—	151	—	3,979	44%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	13,329	7,611	1	—	2,290	34	9,936	75%
2003	63,105	24,058	1,187	518	12,747	217	38,727	61%
2004	33,227	21,339	1,525	65	1,563	48	24,540	74%
2005	26,862	11,398	1,923	192	332	40	13,885	52%
2006	21,573	13,310	5,551	—	2,343	120	21,324	99%
2007	19,388	7,476	3,369	200	2,715	94	13,854	71%
2008	12,907	1,164	1,355	54	4,829	94	7,496	58%

	190,391	86,356	14,911	1,028	26,820	648	129,763	68%

Exhibit 9, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail
Casualty Motor

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	4,082	5,434	6,559	7,085	7,394	7,611
2003	9,383	15,905	18,198	21,687	23,617	25,226
2004	6,951	13,904	18,673	21,244	22,385
2005	2,065	7,716	10,632	12,720
2006	2,814	9,732	13,310
2007	2,568	7,476
2008	1,164

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	6,145	7,035	7,554	7,136	7,419	7,612
2003	14,456	23,331	23,213	24,095	26,421	26,949
2004	12,797	21,850	23,504	24,667	24,042
2005	5,508	12,729	14,624	15,041
2006	4,225	17,511	18,862
2007	5,675	11,045
2008	2,573

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	8,634	10,262	10,211	10,802	10,414	9,936
2003	38,907	38,836	34,988	40,786	40,701	39,921
2004	26,140	25,405	26,671	27,228	25,661
2005	17,734	16,003	17,416	15,444
2006	17,609	21,139	21,430
2007	11,985	13,854
2008	7,496

All Diagonals are as of 12/31

Exhibit 9, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail
Casualty Motor

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	0%	65%	77%	77%	81%	78%	75%
2003	60%	60%	54%	63%	63%	62%
2004	73%	71%	74%	76%	71%
2005	60%	54%	59%	52%
2006	77%	92%	93%
2007	61%	71%
2008	57%

Earned Premium	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	12,801	13,375	13,337	13,327	13,329	13,329
2003	61,323	65,558	64,758	64,639	64,630	64,628
2004	36,317	35,968	35,978	35,970	35,967
2005	27,919	29,849	29,775	29,771
2006	24,296	23,010	23,003
2007	19,871	19,559
2008	13,252

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	—	8,634	1,628	(51)	590	(388)	(477)		9,936
2003	38,907	(71)	(3,848)	5,798	(86)	(780)			1,014
2004	26,140	(735)	1,266	556	(1,567)				(479)
2005	17,734	(1,731)	1,413	(1,972)					(2,290)
2006	17,609	3,530	291						3,821
2007	11,985	1,869							1,869
2008	7,496

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	8,634	1,558	(4,633)	5,923	5,025	(2,636)	13,870

All Diagonals are as of 12/31

Exhibit 9, Page 3

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail Casualty Other

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1	0	—	—	0	0	0	22%
2002	72,932	29,286	14,669	8,705	13,325	550	66,536	91%
2003	210,588	71,286	22,501	5,615	46,327	1,117	146,846	70%
2004	226,484	56,659	24,428	5,887	60,499	1,362	148,835	66%
2005	226,579	42,436	18,724	5,612	64,254	1,329	132,355	58%
2006	193,763	18,222	15,886	3,903	75,887	1,435	115,333	60%
2007	137,828	7,921	12,631	3,207	70,098	1,289	95,146	69%
2008	126,128	854	4,416	785	76,964	1,232	84,252	67%

	1,194,302	226,666	113,255	33,713	407,354	8,315	789,303	66%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	0%

	—	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1	0	—	—	0	0	0	22%
2002	72,932	29,286	14,669	8,705	13,325	550	66,536	91%
2003	210,588	71,286	22,501	5,615	46,327	1,117	146,846	70%
2004	226,484	56,659	24,428	5,887	60,499	1,362	148,835	66%
2005	226,579	42,436	18,724	5,612	64,254	1,329	132,355	58%
2006	193,763	18,222	15,886	3,903	75,887	1,435	115,333	60%
2007	137,828	7,921	12,631	3,207	70,098	1,289	95,146	69%
2008	126,128	854	4,416	785	76,964	1,232	84,252	67%

	1,194,302	226,666	113,255	33,713	407,354	8,315	789,303	66%

Exhibit 10, Page 1

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail Casualty Other

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				0	0	0	0	0
2002	1	824	3,925	6,953	22,478	22,325	29,286
2003	1,154	8,147	23,631	34,837	57,597	71,286
2004	5,338	13,178	23,129	41,449	56,659
2005	3,317	14,286	25,198	42,436
2006	3,646	9,871	18,222
2007	1,269	7,921
2008	854

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				0	0	0	0	0
2002	9	9,954	17,114	45,800	54,054	51,207	52,660
2003	14,837	30,998	53,867	64,727	91,774	99,402
2004	16,500	29,167	47,214	63,302	86,974
2005	11,606	27,801	51,039	66,772
2006	10,658	25,073	38,011
2007	9,404	23,759
2008	6,055

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				1	1	0	0	0
2002	50,542	52,902	52,523	62,335	66,580	62,111	66,536
2003	150,224	144,575	153,259	142,238	149,362	146,846
2004	156,905	142,604	137,189	136,242	148,835
2005	139,346	130,714	134,237	132,355
2006	123,945	119,583	115,333
2007	90,891	95,146
2008	84,252

All Diagonals are as of 12/31

Exhibit 10, Page 2

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail Casualty Other

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				52%	42%	34%	28%	22%
2002	69%	73%	72%	85%	91%	85%	91%
2003	71%	69%	73%	68%	71%	70%
2004	69%	63%	61%	60%	66%
2005	62%	58%	59%	58%
2006	64%	62%	60%
2007	66%	69%
2008	67%

Earned Premium	12	24	36	48	60	72	84	96

2001				1	1	1	1	1
2002	82,850	70,614	71,115	81,547	75,314	75,163	72,932
2003	211,836	209,287	211,246	211,671	211,643	210,588
2004	223,434	227,319	228,231	226,387	226,484
2005	223,763	226,723	225,870	226,579
2006	192,356	193,186	193,763
2007	144,452	137,828
2008	126,128

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				1	(0)	(0)	(0)	(0)	0
2002	50,542	2,360	(379)	9,812	4,245	(4,470)	4,425		15,995
2003	150,224	(5,649)	8,684	(11,021)	7,124	(2,516)			(3,378)
2004	156,905	(14,301)	(5,415)	(948)	12,593				(8,070)
2005	139,346	(8,633)	3,523	(1,882)					(6,991)
2006	123,945	(4,362)	(4,250)						(8,612)
2007	90,891	4,255							4,255
2008	84,252

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	2,360	(6,027)	4,195	(20,823)	868	12,625	(6,801)

All Diagonals are as of 12/31

Exhibit 10, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	14,254	424	2,173	—	7,990	152	10,740	75%
2003	35,899	19,957	4,374	—	4,979	140	29,451	82%
2004	49,383	19,362	9,389	—	11,427	312	40,491	82%
2005	73,130	34,592	13,550	—	9,020	339	57,501	79%
2006	129,112	29,847	6,261	—	20,283	398	56,790	44%
2007	24,003	1,241	150	—	5,646	87	7,124	30%
2008	300	—	—	—	200	3	203	68%

	326,080	105,423	35,899	—	59,547	1,432	202,301	62%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	4	171	37	—	0	—	208	5488%
2005	1,770	460	231	—	123	—	813	46%
2006	2,783	—	—	—	290	—	290	10%
2007	42	—	—	—	26	—	26	61%
2008	—	—	—	—	—	—	—	0%

	4,599	631	268	—	439	—	1,337	29%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	14,254	424	2,173	—	7,990	152	10,740	75%
2003	35,899	19,957	4,374	—	4,979	140	29,451	82%
2004	49,379	19,191	9,353	—	11,427	312	40,284	82%
2005	71,360	34,132	13,319	—	8,898	339	56,688	79%
2006	126,328	29,847	6,261	—	19,993	398	56,500	45%
2007	23,961	1,241	150	—	5,620	87	7,098	30%
2008	300	—	—	—	200	3	203	68%

	321,481	104,793	35,631	—	59,108	1,432	200,964	63%

Exhibit 11, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	98	122	266	318	424
2003	59	6,934	12,550	16,633	18,762	19,957
2004	3,306	9,835	14,376	16,905	19,362
2005	1,474	20,008	27,019	34,592
2006	2,781	21,080	29,847
2007	828	1,241
2008	—

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	625	1,010	1,976	2,379	2,629	2,598
2003	2,178	16,794	21,018	23,761	24,610	24,331
2004	10,687	21,365	26,104	27,585	28,752
2005	5,750	43,224	44,239	48,142
2006	6,769	30,412	36,108
2007	1,069	1,391
2008	—

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	7,883	9,446	11,224	11,108	11,178	11,142	10,740
2003	30,697	35,611	34,097	30,774	30,752	29,451
2004	41,827	45,932	41,146	41,221	40,491
2005	44,706	61,158	57,449	57,501
2006	59,435	66,053	56,790
2007	11,480	7,124
2008	203

All Diagonals are as of 12/31

Exhibit 11, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	55%	66%	79%	78%	78%	78%	75%
2003	86%	99%	95%	86%	86%	82%
2004	85%	93%	83%	83%	82%
2005	61%	84%	79%	79%
2006	46%	51%	44%
2007	48%	30%
2008	68%

Earned Premium	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	24,030	15,286	14,224	14,239	14,244	14,246	14,254
2003	34,623	35,717	37,284	36,077	36,001	35,899
2004	50,952	50,438	49,555	49,475	49,383
2005	53,497	73,528	73,644	73,130
2006	122,779	131,198	129,112
2007	24,172	24,003
2008	300

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	7,883	1,564	1,778	(117)	70	(36)	(401)		2,858
2003	30,697	4,914	(1,514)	(3,323)	(22)	(1,301)			(1,246)
2004	41,827	4,105	(4,787)	75	(729)				(1,336)
2005	44,706	16,452	(3,709)	53					12,796
2006	59,435	6,619	(9,263)						(2,645)
2007	11,480	(4,356)							(4,356)
2008	203

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	1,564	6,692	2,474	8,413	2,926	(15,999)	6,071

All Diagonals are as of 12/31

Exhibit 11, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other
Agriculture and Other Specialty

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	2	0	2	0%
2003	2,327	—	—	—	28	0	28	1%
2004	16,615	1,686	158	—	2,326	37	4,207	25%
2005	51,932	29,315	—	—	3,287	49	32,651	63%
2006	119,214	72,790	—	—	4,820	72	77,682	65%
2007	146,839	86,877	2	—	4,983	75	91,938	63%
2008	22,722	1,748	—	—	15,345	230	17,324	76%

	363,403	192,417	160	—	30,791	464	223,831	62%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	0%
2008	472	—	—	—	—	—	—	0%

	3,302	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	2	0	2	0%
2003	2,327	—	—	—	28	0	28	1%
2004	16,615	1,686	158	—	2,326	37	4,207	25%
2005	51,932	29,315	—	—	3,287	49	32,651	63%
2006	118,372	72,790	—	—	4,820	72	77,682	66%
2007	144,850	86,877	2	—	4,983	75	91,938	63%
2008	22,250	1,748	—	—	15,345	230	17,324	78%

	360,101	192,417	160	—	30,791	464	223,831	62%

Exhibit 12, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other
Agriculture and Other Specialty

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	704	1,630	1,666	1,686	1,686
2005	4,073	29,191	29,232	29,315
2006	840	72,752	72,790
2007	626	86,877
2008	1,748

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	923	1,831	1,867	1,844	1,844
2005	5,008	29,252	29,232	29,315
2006	842	72,753	72,790
2007	756	86,879
2008	1,748

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	460	287	206	125	25	2
2003	823	477	349	256	141	28
2004	12,743	11,417	9,244	6,530	4,207
2005	42,646	36,063	34,269	32,651
2006	77,737	79,873	77,682
2007	114,995	91,938
2008	17,324

All Diagonals are as of 12/31

Exhibit 12, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other
Agriculture and Other Specialty

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	0%	12%	8%	6%	3%	1%	0%
2003	35%	20%	15%	11%	6%	1%
2004	77%	69%	56%	39%	25%
2005	82%	69%	66%	63%
2006	65%	67%	65%
2007	78%	63%
2008	76%

Earned Premium	12	24	36	48	60	72	84	96

2001				71	71	71	71	71
2002	—	3,650	3,677	3,685	3,682	3,682	3,682
2003	3,366	2,323	2,327	2,327	2,327	2,327
2004	17,231	16,406	16,444	16,544	16,615
2005	50,447	52,202	51,937	51,932
2006	119,188	118,996	119,214
2007	142,399	146,839
2008	22,722

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	—	460	(173)	(81)	(81)	(100)	(24)		2
2003	823	(346)	(128)	(92)	(115)	(113)			(795)
2004	12,743	(1,326)	(2,173)	(2,714)	(2,323)				(8,536)
2005	42,646	(6,582)	(1,795)	(1,618)					(9,995)
2006	77,737	2,136	(2,191)						(55)
2007	114,995	(23,057)							(23,057)
2008	17,324

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	460	(519)	(1,535)	(8,928)	(2,587)	(29,326)	(42,436)

All Diagonals are as of 12/31

Exhibit 12, Page 3

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail Short Tail Marine and Aerospace

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	0	—	—	—	—	—	—	0%
2002	42,832	20,187	1,637	—	30	25	21,878	51%
2003	123,933	43,823	4,779	—	385	77	49,065	40%
2004	174,974	82,892	13,309	—	326	205	96,731	55%
2005	223,640	252,653	71,181	901	2,678	1,121	328,535	147%
2006	196,940	40,546	33,540	2,273	10,655	697	87,712	45%
2007	110,414	26,925	27,947	5,562	11,719	678	72,832	66%
2008	74,543	6,816	11,025	891	31,998	659	51,388	69%

	947,276	473,843	163,419	9,627	57,791	3,463	708,142	75%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	655	—	—	—	—	—	—	0%
2007	3,731	—	852	1,407	—	—	2,258	61%
2008	3,083	—	—	—	—	—	—	0%

	7,470	—	852	1,407	—	—	2,258	30%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	0	—	—	—	—	—	—	0%
2002	42,832	20,187	1,637	—	30	25	21,878	51%
2003	123,933	43,823	4,779	—	385	77	49,065	40%
2004	174,974	82,892	13,309	—	326	205	96,731	55%
2005	223,640	252,653	71,181	901	2,678	1,121	328,535	147%
2006	196,284	40,546	33,540	2,273	10,655	697	87,712	45%
2007	106,683	26,925	27,096	4,156	11,719	678	70,574	66%
2008	71,460	6,816	11,025	891	31,998	659	51,388	72%

	939,806	473,843	162,567	8,220	57,791	3,463	705,883	75%

Exhibit 13, Page 1

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail Short Tail Marine and Aerospace

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	408	11,875	16,720	17,841	19,027	19,643	20,187
2003	9,693	26,060	33,763	37,443	41,656	43,823
2004	9,466	45,795	64,421	79,206	82,892
2005	19,939	135,703	214,067	252,653
2006	6,298	22,667	40,546
2007	8,475	26,925
2008	6,816

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	4,394	20,626	23,217	22,075	21,729	21,632	21,824
2003	28,374	47,442	47,681	48,894	49,832	48,602
2004	37,112	86,271	95,789	99,825	96,201
2005	158,639	286,972	306,492	324,735
2006	21,427	52,994	76,359
2007	25,821	60,435
2008	18,732

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	0	—	—
2002	34,096	27,502	24,750	22,210	21,757	21,832	21,878
2003	78,175	66,312	51,456	49,392	50,131	49,065
2004	112,776	112,729	101,729	101,464	96,731
2005	242,809	322,412	317,417	328,535
2006	90,148	82,069	87,712
2007	63,841	72,832
2008	51,388

All Diagonals are as of 12/31

Exhibit 13, Page 2

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail Short Tail Marine and Aerospace

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	6%	0%	0%
2002	80%	64%	58%	52%	51%	51%	51%
2003	63%	54%	42%	40%	40%	40%
2004	64%	64%	58%	58%	55%
2005	109%	144%	142%	147%
2006	46%	42%	45%
2007	58%	66%
2008	69%

Earned Premium	12	24	36	48	60	72	84	96

2001				0	0	0	0	0
2002	10,188	41,015	42,620	42,808	42,872	42,832	42,832
2003	118,511	119,646	123,241	123,872	123,947	123,933
2004	164,412	171,685	174,449	174,909	174,974
2005	235,264	222,320	223,020	223,640
2006	190,040	194,128	196,940
2007	107,963	110,414
2008	74,543

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	0	(0)	—	—
2002	34,096	(6,593)	(2,752)	(2,540)	(454)	75	47		(12,217)
2003	78,175	(11,863)	(14,856)	(2,064)	739	(1,066)			(29,110)
2004	112,776	(47)	(11,001)	(265)	(4,732)				(16,045)
2005	242,809	79,602	(4,995)	11,118					85,726
2006	90,148	(8,078)	5,642						(2,436)
2007	63,841	8,992							8,992
2008	51,388

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	(6,593)	(14,615)	(17,442)	66,084	(12,524)	20,001	34,910

All Diagonals are as of 12/31

Exhibit 13, Page 3

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail Short Tail Property

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,160	295	0	—	0	0	296	25%
2002	229,410	50,013	414	316	1,301	30	52,075	23%
2003	515,269	129,709	8,412	—	3,902	185	142,208	28%
2004	721,496	340,268	11,567	2,385	8,697	341	363,258	50%
2005	696,378	771,896	72,040	6,452	10,669	1,337	862,395	124%
2006	628,960	155,057	12,292	1,018	11,591	374	180,332	29%
2007	540,659	104,084	43,040	1,290	18,665	945	168,024	31%
2008	506,153	91,285	99,931	16,447	98,767	3,227	309,657	61%

	3,839,485	1,642,608	247,696	27,908	153,594	6,439	2,078,245	54%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	(5)	—	—	—	(184)	-1%
2003	5,939	—	—	—	—	—	—	0%
2004	5,798	5,920	—	—	—	—	5,920	102%
2005	6,274	6,123	—	—	—	—	6,123	98%
2006	5,929	—	—	—	—	—	—	0%
2007	19,955	—	—	—	—	—	—	0%
2008	16,032	—	—	—	—	—	—	0%

	85,921	11,865	(5)	—	—	—	11,860	14%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,160	295	0	—	0	0	296	25%
2002	203,416	50,192	419	316	1,301	30	52,259	26%
2003	509,330	129,709	8,412	—	3,902	185	142,208	28%
2004	715,698	334,348	11,567	2,385	8,697	341	357,338	50%
2005	690,103	765,773	72,040	6,452	10,669	1,337	856,271	124%
2006	623,031	155,057	12,292	1,018	11,591	374	180,332	29%
2007	520,704	104,084	43,040	1,290	18,665	945	168,024	32%
2008	490,122	91,285	99,931	16,447	98,767	3,227	309,657	63%

	3,753,564	1,630,743	247,702	27,908	153,594	6,439	2,066,385	55%

Exhibit 14, Page 1

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail Short Tail Property

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				311	282	288	247	295
2002	4,140	30,526	38,201	40,399	47,929	49,100	50,013
2003	33,135	86,211	109,395	119,896	127,347	129,709
2004	98,586	256,105	309,432	330,575	340,268
2005	237,990	550,009	709,545	771,896
2006	37,377	118,985	155,057
2007	33,559	104,084
2008	91,285

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				375	297	297	251	295
2002	44,587	58,185	51,144	46,415	52,455	51,329	50,743
2003	90,955	134,407	136,291	138,585	137,670	138,120
2004	224,227	347,025	353,970	354,149	354,220
2005	594,636	822,566	850,331	850,389
2006	102,756	153,684	168,367
2007	94,704	148,414
2008	207,663

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				369	297	297	251	296
2002	91,994	74,580	54,907	48,353	54,061	52,915	52,075
2003	254,735	182,014	150,151	145,451	142,679	142,208
2004	466,985	417,639	367,971	365,821	363,258
2005	830,235	871,825	866,285	862,395
2006	225,292	181,753	180,332
2007	187,318	168,024
2008	309,657

All Diagonals are as of 12/31

Exhibit 14, Page 2

Valuation Date: December 31, 2008 Values in Thousands USD (1.4629 USD/GBP)	ENDURANCE SPECIALTY HOLDINGS LTD. ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail Short Tail Property

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				32%	26%	26%	22%	25%
2002	40%	33%	24%	21%	24%	23%	23%
2003	49%	35%	29%	28%	28%	28%
2004	65%	58%	51%	51%	50%
2005	119%	125%	124%	124%
2006	36%	29%	29%
2007	35%	31%
2008	61%

Earned Premium	12	24	36	48	60	72	84	96

2001				1,182	1,160	1,160	1,160	1,160
2002	197,944	226,110	228,002	228,603	228,596	228,632	229,410
2003	511,224	518,694	513,772	512,294	513,532	515,269
2004	704,331	717,425	717,228	720,911	721,496
2005	695,840	693,299	696,599	696,378
2006	606,253	624,344	628,960
2007	540,419	540,659
2008	506,153

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				369	(71)	(0)	(46)	45	296
2002	91,994	(17,414)	(19,673)	(6,553)	5,708	(1,146)	(840)		(39,919)
2003	254,735	(72,722)	(31,863)	(4,700)	(2,771)	(472)			(112,528)
2004	466,985	(49,347)	(49,668)	(2,150)	(2,563)				(103,728)
2005	830,235	41,590	(5,540)	(3,890)					32,160
2006	225,292	(43,539)	(1,421)						(44,960)
2007	187,318	(19,293)							(19,293)
2008	309,657

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	(17,414)	(92,026)	(87,835)	(7,070)	(55,193)	(28,434)	(287,972)

All Diagonals are as of 12/31

Exhibit 14, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail
Short Tail Surety

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	0	—	—	—	—	—	—	0%
2003	1,270	166	(0)	—	0	0	166	13%
2004	4,640	848	190	286	56	8	1,387	30%
2005	40,053	11,121	2,300	2,756	2,324	111	18,612	46%
2006	63,166	13,682	3,513	2,817	4,327	160	24,499	39%
2007	62,857	8,708	3,078	1,313	11,816	243	25,159	40%
2008	48,034	(105)	236	48	23,258	353	23,790	50%

	220,019	34,419	9,317	7,220	41,781	875	93,612	43%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	4,406	870	275	—	336	—	1,481	34%
2006	4,273	—	296	179	479	—	954	22%
2007	86	4	—	—	15	—	19	22%
2008	138	—	—	—	41	—	41	30%

	8,904	874	572	179	871	—	2,496	28%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	0	—	—	—	—	—	—	0%
2003	1,270	166	(0)	—	0	0	166	13%
2004	4,640	848	190	286	56	8	1,387	30%
2005	35,647	10,251	2,025	2,756	1,988	111	17,131	48%
2006	58,894	13,682	3,217	2,638	3,848	160	23,544	40%
2007	62,770	8,704	3,078	1,313	11,802	243	25,140	40%
2008	47,896	(105)	236	48	23,216	353	23,748	50%

	211,116	33,545	8,746	7,041	40,910	875	91,117	43%

Exhibit 15, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail
Short Tail Surety

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	20	92	107	92	164	166
2004	41	513	738	785	848
2005	751	5,738	9,975	11,121
2006	403	8,620	13,682
2007	2,968	8,708
2008	(105)

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	77	97	225	188	164	166
2004	43	820	939	1,396	1,324
2005	4,388	9,571	13,182	16,177
2006	2,100	14,612	20,011
2007	10,211	13,099
2008	179

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	748	415	270	179	160	166
2004	2,316	1,686	1,180	1,433	1,387
2005	26,363	19,822	16,228	18,612
2006	29,146	25,688	24,499
2007	36,391	25,159
2008	23,790

All Diagonals are as of 12/31

Exhibit 15, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail
Short Tail Surety

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	0%	0%	0%	0%	0%	0%	0%
2003	59%	33%	21%	14%	13%	13%
2004	50%	36%	25%	31%	30%
2005	66%	49%	41%	46%
2006	46%	41%	39%
2007	58%	40%
2008	50%

Earned Premium	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	0	0	0	0
2003	1,095	1,065	1,340	1,345	1,300	1,270
2004	3,853	4,656	4,703	4,715	4,640
2005	35,957	39,826	39,739	40,053
2006	59,288	62,027	63,166
2007	60,034	62,857
2008	48,034

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—		—
2003	748	(332)	(146)	(91)	(19)	6			(582)
2004	2,316	(630)	(506)	253	(45)				(928)
2005	26,363	(6,540)	(3,594)	2,383					(7,751)
2006	29,146	(3,458)	(1,190)						(4,647)
2007	36,391	(11,233)							(11,233)
2008	23,790

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	—	(332)	(776)	(7,137)	(6,818)	(10,078)	(25,141)

All Diagonals are as of 12/31

Exhibit 15, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Workers Compensation Total

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	14,254	424	2,173	—	7,990	152	10,740	75%
2003	35,899	19,957	4,374	—	4,979	140	29,451	82%
2004	49,383	19,362	9,389	—	11,427	312	40,491	82%
2005	73,130	34,592	13,550	—	9,020	339	57,501	79%
2006	158,245	36,545	9,802	—	26,488	1,467	74,302	47%
2007	231,675	39,668	30,187	—	61,590	7,708	139,153	60%
2008	261,596	23,720	52,921	—	88,169	9,593	174,403	67%

	824,182	174,268	122,397	—	209,665	19,712	526,042	64%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	4	171	37	—	0	—	208	5488%
2005	1,770	460	231	—	123	—	813	46%
2006	3,449	—	500	—	846	—	1,346	39%
2007	15,054	—	—	—	5,798	—	5,798	39%
2008	23,750	—	—	—	8,577	—	8,577	36%

	44,026	631	768	—	15,344	—	16,742	38%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	14,254	424	2,173	—	7,990	152	10,740	75%
2003	35,899	19,957	4,374	—	4,979	140	29,451	82%
2004	49,379	19,191	9,353	—	11,427	312	40,284	82%
2005	71,360	34,132	13,319	—	8,898	339	56,688	79%
2006	154,796	36,545	9,302	—	25,643	1,467	72,957	47%
2007	216,621	39,668	30,187	—	55,792	7,708	133,355	62%
2008	237,846	23,720	52,921	—	79,593	9,593	165,826	70%

	780,155	173,637	121,629	—	194,322	19,712	509,300	65%

Exhibit 16, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Workers Compensation Total

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	98	122	266	318	424
2003	59	6,934	12,550	16,633	18,762	19,957
2004	3,306	9,835	14,376	16,905	19,362
2005	1,474	20,008	27,019	34,592
2006	3,102	27,661	36,545
2007	9,855	39,668
2008	23,720

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	625	1,010	1,976	2,379	2,629	2,598
2003	2,178	16,794	21,018	23,761	24,610	24,331
2004	10,687	21,365	26,104	27,585	28,752
2005	5,750	43,224	44,239	48,142
2006	8,566	47,136	46,347
2007	18,434	69,854
2008	76,641

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	7,883	9,446	11,224	11,108	11,178	11,142	10,740
2003	30,697	35,611	34,097	30,774	30,752	29,451
2004	41,827	45,932	41,146	41,221	40,491
2005	44,706	61,158	57,449	57,501
2006	78,903	88,450	74,302
2007	142,594	139,153
2008	174,403

All Diagonals are as of 12/31

Exhibit 16, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Workers Compensation Total

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	55%	66%	79%	78%	78%	78%	75%
2003	86%	99%	95%	86%	86%	82%
2004	85%	93%	83%	83%	82%
2005	61%	84%	79%	79%
2006	50%	56%	47%
2007	62%	60%
2008	67%

Earned Premium	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	24,030	15,286	14,224	14,239	14,244	14,246	14,254
2003	34,623	35,717	37,284	36,077	36,001	35,899
2004	50,952	50,438	49,555	49,475	49,383
2005	53,497	73,528	73,644	73,130
2006	150,689	160,628	158,245
2007	231,634	231,675
2008	261,596

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	7,883	1,564	1,778	(117)	70	(36)	(401)		2,858
2003	30,697	4,914	(1,514)	(3,323)	(22)	(1,301)			(1,246)
2004	41,827	4,105	(4,787)	75	(729)				(1,336)
2005	44,706	16,452	(3,709)	53					12,796
2006	78,903	9,547	(14,147)						(4,601)
2007	142,594	(3,441)							(3,441)
2008	174,403

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	1,564	6,692	2,474	8,413	5,854	(19,968)	5,030

All Diagonals are as of 12/31

Exhibit 16, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	70	—	—	—	24	0	24	34%
2002	43,745	—	—	—	13,148	197	13,346	31%
2003	174,168	1,766	28	3,250	53,797	856	59,697	34%
2004	235,162	4,071	—	—	88,863	1,333	94,267	40%
2005	264,512	8,050	16,500	10,000	114,352	2,254	151,156	57%
2006	331,139	25,303	23,421	—	172,635	4,781	226,139	68%
2007	515,233	41,156	54,879	—	291,997	13,188	401,220	78%
2008	576,831	36,496	55,554	—	305,218	15,452	412,720	72%

	2,140,861	116,843	150,383	13,250	1,040,034	38,060	1,358,569	63%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	509	—	—	—	—	—	—	0%
2004	446	37	—	—	—	—	37	8%
2005	4,797	—	—	—	2,481	—	2,481	52%
2006	26,302	6,733	3,422	—	16,472	—	26,627	101%
2007	63,286	1,368	1,304	—	37,873	—	40,545	64%
2008	80,240	248	988	—	48,477	—	49,713	62%

	175,579	8,386	5,714	—	105,303	—	119,404	68%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	70	—	—	—	24	0	24	34%
2002	43,745	—	—	—	13,148	197	13,346	31%
2003	173,660	1,766	28	3,250	53,797	856	59,697	34%
2004	234,716	4,034	—	—	88,863	1,333	94,230	40%
2005	259,715	8,050	16,500	10,000	111,871	2,254	148,675	57%
2006	304,837	18,570	19,999	—	156,162	4,781	199,512	65%
2007	451,947	39,788	53,575	—	254,124	13,188	360,674	80%
2008	496,591	36,248	54,566	—	256,741	15,452	363,007	73%

	1,965,282	108,456	144,668	13,250	934,730	38,060	1,239,165	63%

Exhibit 17, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	18	24	48	58	1,766
2004	—	44	160	3,746	4,071
2005	2,780	2,744	8,030	8,050
2006	392	13,454	25,303
2007	9,173	41,156
2008	36,496

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	0	5,018	6,108	4,048	4,058	5,044
2004	—	44	160	3,769	4,071
2005	10,780	15,794	18,056	34,550
2006	9,283	45,291	48,724
2007	20,568	96,035
2008	92,050

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				28	24	22	25	24
2002	33,569	28,373	22,967	20,466	16,428	14,642	13,346
2003	124,562	114,944	93,978	81,589	68,616	59,697
2004	161,954	146,297	134,874	122,133	94,267
2005	200,776	194,767	179,840	151,156
2006	259,546	257,485	226,139
2007	361,391	401,220
2008	412,720

All Diagonals are as of 12/31

Exhibit 17, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				40%	35%	31%	36%	34%
2002	77%	65%	53%	47%	38%	33%	31%
2003	72%	66%	54%	47%	39%	34%
2004	69%	62%	57%	52%	40%
2005	76%	74%	68%	57%
2006	78%	78%	68%
2007	70%	78%
2008	72%

Earned Premium	12	24	36	48	60	72	84	96

2001				70	70	70	70	70
2002	44,252	44,252	43,745	43,745	43,745	43,745	43,745
2003	173,063	174,352	174,168	174,168	174,168	174,168
2004	236,951	235,206	235,202	235,162	235,162
2005	265,176	264,882	264,714	264,512
2006	329,830	331,764	331,139
2007	515,353	515,233
2008	576,831

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				28	(3)	(3)	4	(1)	24
2002	33,569	(5,196)	(5,406)	(2,501)	(4,038)	(1,785)	(1,297)		(20,223)
2003	124,562	(9,618)	(20,966)	(12,388)	(12,973)	(8,919)			(64,864)
2004	161,954	(15,657)	(11,423)	(12,741)	(27,866)				(67,687)
2005	200,776	(6,009)	(14,928)	(28,684)					(49,620)
2006	259,546	(2,060)	(31,346)						(33,406)
2007	361,391	39,828							39,828
2008	412,720

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	(5,196)	(14,996)	(39,128)	(33,861)	(44,483)	(58,285)	(195,949)

All Diagonals are as of 12/31

Exhibit 17, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	13,413	505	—	—	—	—	505	4%
2008	610,185	339,001	247,039	—	70,016	—	656,057	108%

	623,598	339,506	247,039	—	70,016	—	656,562	105%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	7,725	263	—	—	—	—	263	3%
2008	253,731	176,353	102,216	—	44,011	—	322,759	127%

	261,456	176,616	102,216	—	44,011	—	323,022	124%

Net
Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	5,688	242	—	—	—	—	242	4%
2008	356,454	162,648	144,823	—	26,005	—	333,298	94%

	362,142	162,890	144,823	—	26,005	—	333,540	92%

Exhibit 18, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	—	—	—
2007	28	505
2008	339,001

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	—	—	—
2007	724	505
2008	586,040

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	—	—	—
2007	11,963	505
2008	656,057

All Diagonals are as of 12/31

Exhibit 18, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	0%	0%	0%	0%	0%	0%	0%
2003	0%	0%	0%	0%	0%	0%
2004	0%	0%	0%	0%	0%
2005	0%	0%	0%	0%
2006	0%	0%	0%
2007	89%	4%
2008	108%

Earned Premium	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	—	—	—	—	—
2005	—	—	—	—
2006	—	—	—
2007	13,413	13,413
2008	610,185

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—			—
2004	—	—	—	—	—				—
2005	—	—	—	—					—
2006	—	—	—						—
2007	11,963	(11,458)							(11,458)
2008	656,057

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	—	—	—	—	—	(11,458)	(11,458)

All Diagonals are as of 12/31

Exhibit 18, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	17	—	—	—	—	—	—	0%
2002	34,133	2,270	—	—	2	0	2,273	7%
2003	66,304	18,665	7,957	—	4	119	26,744	40%
2004	95,960	34,631	5,311	—	159	82	40,183	42%
2005	101,048	157,108	6,402	—	4,444	167	168,121	166%
2006	132,623	34,478	1,827	—	2,153	70	38,528	29%
2007	140,496	27,295	14,880	—	1,699	280	44,154	31%
2008	131,155	11,858	22,970	—	24,805	954	60,588	46%

	701,735	286,305	59,346	—	33,265	1,673	380,590	54%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	1,761	41	—	—	—	—	41	2%
2004	2,172	2,418	0	—	—	—	2,418	111%
2005	7,994	2,628	1,271	—	15	—	3,914	49%
2006	72,137	785	635	—	323	—	1,743	2%
2007	107,184	4,377	7,652	—	1,136	—	13,165	12%
2008	62,797	1,191	595	—	13,136	—	14,921	24%

	254,393	11,439	10,153	—	14,610	—	36,202	14%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	17	—	—	—	—	—	—	0%
2002	33,785	2,270	—	—	2	0	2,273	7%
2003	64,543	18,624	7,957	—	4	119	26,703	41%
2004	93,787	32,213	5,311	—	159	82	37,765	40%
2005	93,054	154,480	5,131	—	4,429	167	164,207	176%
2006	60,486	33,693	1,191	—	1,830	70	36,784	61%
2007	33,312	22,918	7,227	—	563	280	30,989	93%
2008	68,358	10,668	22,376	—	11,669	954	45,666	67%

	447,342	274,866	49,193	—	18,656	1,673	344,388	77%

Exhibit 19, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270	2,270
2003	56	11,312	15,234	17,235	17,522	18,665
2004	3,373	21,507	26,761	31,323	34,631
2005	23,912	90,578	138,260	157,108
2006	9,132	24,938	34,478
2007	11,322	27,295
2008	11,858

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270	2,270
2003	13,651	17,287	19,960	23,897	23,905	26,621
2004	24,690	42,375	39,446	39,116	39,942
2005	148,407	171,655	165,986	163,509
2006	38,571	36,151	36,305
2007	30,819	42,174
2008	34,829

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	13,244	4,577	2,407	2,317	2,279	2,276	2,273
2003	32,167	19,347	20,105	24,035	24,038	26,744
2004	59,210	39,679	39,884	39,495	40,183
2005	198,783	175,509	170,580	168,121
2006	66,364	40,734	38,528
2007	51,397	44,154
2008	60,588

All Diagonals are as of 12/31

Exhibit 19, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Short Tail

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0.0%	0.0%	0.0%	0.0%	0.0%
2002	38.8%	13.4%	7.1%	6.8%	6.7%	6.7%	6.7%
2003	48.5%	29.2%	30.3%	36.2%	36.3%	40.3%
2004	61.7%	41.3%	41.6%	41.2%	41.9%
2005	196.7%	173.7%	168.8%	166.4%
2006	50.0%	30.7%	29.1%
2007	36.6%	31.4%
2008	46.2%

Earned Premium	12	24	36	48	60	72	84	96

2001				17	17	17	17	17
2002	34,208	34,208	34,133	34,133	34,133	34,133	34,133
2003	66,472	66,225	66,163	66,264	66,244	66,304
2004	96,708	95,907	95,963	95,960	95,960
2005	101,441	101,092	100,961	101,048
2006	133,078	132,459	132,623
2007	139,704	140,496
2008	131,155

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	13,244	(8,667)	(2,170)	(90)	(37)	(3)	(3)		(10,971)
2003	32,167	(12,820)	758	3,929	3	2,706			(5,423)
2004	59,210	(19,530)	205	(389)	688				(19,026)
2005	198,783	(23,274)	(4,929)	(2,460)					(30,663)
2006	66,364	(25,630)	(2,206)						(27,836)
2007	51,397	(7,243)							(7,243)
2008	60,588

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	(8,667)	(14,991)	(18,862)	(19,177)	(30,948)	(8,517)	(101,162)

All Diagonals are as of 12/31

Exhibit 19, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1	0	—	—	0	0	0	22%
2002	107,688	38,057	17,488	9,010	23,794	754	89,104	83%
2003	357,856	125,374	34,978	7,008	66,482	1,627	235,468	66%
2004	386,365	113,450	41,077	10,167	80,443	1,975	247,111	64%
2005	410,646	100,441	42,907	6,969	87,616	2,062	239,995	58%
2006	406,259	61,848	30,526	6,108	122,440	2,386	223,308	55%
2007	233,798	18,119	18,962	11,722	106,406	2,056	157,265	67%
2008	195,205	2,309	6,341	939	118,175	1,882	129,646	66%

	2,097,818	459,597	192,279	51,921	605,357	12,743	1,321,898	63%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	1,522	1,168	17	—	8	—	1,193	78%
2004	2,743	1,217	105	—	7	—	1,329	48%
2005	4,679	1,782	437	—	154	—	2,373	51%
2006	4,213	—	—	—	396	—	396	9%
2007	213	—	—	—	26	—	26	12%
2008	345	—	—	—	—	—	—	0%

	13,716	4,168	559	—	590	—	5,316	39%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1	0	—	—	0	0	0	22%
2002	107,688	38,057	17,488	9,010	23,794	754	89,104	83%
2003	356,333	124,206	34,960	7,008	66,474	1,627	234,275	66%
2004	383,622	112,232	40,972	10,167	80,436	1,975	245,783	64%
2005	405,967	98,658	42,470	6,969	87,463	2,062	237,622	59%
2006	402,045	61,848	30,526	6,108	122,044	2,386	222,913	55%
2007	233,586	18,119	18,962	11,722	106,380	2,056	157,239	67%
2008	194,860	2,309	6,341	939	118,175	1,882	129,646	67%

	2,084,102	455,429	191,720	51,921	604,767	12,743	1,316,581	63%

Exhibit 20, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				0	0	0	0	0
2002	1	5,014	9,459	13,636	30,207	30,686	38,057
2003	10,726	31,212	54,998	76,100	106,650	125,374
2004	15,597	37,776	58,358	88,393	113,450
2005	6,864	43,185	66,020	100,441
2006	9,350	40,858	61,848
2007	4,708	18,119
2008	2,309

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				0	0	0	0	0
2002	9	16,834	25,402	57,153	68,294	65,948	64,555
2003	31,603	74,940	104,244	131,172	157,256	167,359
2004	41,254	85,919	123,699	139,937	164,693
2005	23,699	91,412	126,768	150,316
2006	22,219	77,372	98,482
2007	18,897	48,802
2008	9,590

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				1	1	0	0	0
2002	71,238	74,759	77,282	97,574	93,809	89,268	89,104
2003	245,605	245,971	239,080	236,632	242,278	235,468
2004	278,807	264,363	253,277	242,620	247,111
2005	248,754	243,693	249,047	239,995
2006	237,296	239,043	223,308
2007	149,308	157,265
2008	129,646

All Diagonals are as of 12/31

Exhibit 20, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Long Tail

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				52%	42%	34%	28%	22%
2002	66%	69%	72%	91%	87%	83%	83%
2003	69%	69%	67%	66%	68%	66%
2004	72%	68%	66%	63%	64%
2005	61%	59%	61%	58%
2006	58%	59%	55%
2007	64%	67%
2008	66%

Earned Premium	12	24	36	48	60	72	84	96

2001				1	1	1	1	1
2002	106,880	104,027	105,839	116,280	110,056	109,910	107,688
2003	353,359	356,595	359,871	359,087	358,996	357,856
2004	383,314	387,569	388,112	386,218	386,365
2005	383,146	409,913	409,893	410,646
2006	398,628	407,914	406,259
2007	242,296	233,798
2008	195,205

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				1	(0)	(0)	(0)	(0)	0
2002	71,238	3,521	2,523	20,292	(3,765)	(4,540)	(165)		17,865
2003	245,605	367	(6,891)	(2,448)	5,646	(6,810)			(10,137)
2004	278,807	(14,444)	(11,086)	(10,658)	4,492				(31,696)
2005	248,754	(5,061)	5,354	(9,052)					(8,759)
2006	237,296	1,747	(15,735)						(13,988)
2007	149,308	7,957							7,957
2008	129,646

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	3,521	2,890	(1,043)	(22,360)	(2,451)	(19,314)	(38,757)

All Diagonals are as of 12/31

Exhibit 20, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other
ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	2	0	2	0%
2003	2,327	—	—	—	28	0	28	1%
2004	16,615	1,686	158	—	2,326	37	4,207	25%
2005	51,932	29,315	—	—	3,287	49	32,651	63%
2006	119,214	72,790	—	—	4,820	72	77,682	65%
2007	146,839	86,877	2	—	4,983	75	91,938	63%
2008	22,722	1,748	—	—	15,345	230	17,324	76%

	363,403	192,417	160	—	30,791	464	223,831	62%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	0%
2008	472	—	—	—	—	—	—	0%

	3,302	—	—	—	—	—	—	0%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	2	0	2	0%
2003	2,327	—	—	—	28	0	28	1%
2004	16,615	1,686	158	—	2,326	37	4,207	25%
2005	51,932	29,315	—	—	3,287	49	32,651	63%
2006	118,372	72,790	—	—	4,820	72	77,682	66%
2007	144,850	86,877	2	—	4,983	75	91,938	63%
2008	22,250	1,748	—	—	15,345	230	17,324	78%

	360,101	192,417	160	—	30,791	464	223,831	62%

Exhibit 21, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	704	1,630	1,666	1,686	1,686
2005	4,073	29,191	29,232	29,315
2006	840	72,752	72,790
2007	626	86,877
2008	1,748

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	—	—	—	—	—
2004	923	1,831	1,867	1,844	1,844
2005	5,008	29,252	29,232	29,315
2006	842	72,753	72,790
2007	756	86,879
2008	1,748

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	—	460	287	206	125	25	2
2003	823	477	349	256	141	28
2004	12,743	11,417	9,244	6,530	4,207
2005	42,646	36,063	34,269	32,651
2006	77,737	79,873	77,682
2007	114,995	91,938
2008	17,324

All Diagonals are as of 12/31

Exhibit 21, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Other
GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				0%	0%	0%	0%	0%
2002	0%	12%	8%	6%	3%	1%	0%
2003	35%	20%	15%	11%	6%	1%
2004	77%	69%	56%	39%	25%
2005	82%	69%	66%	63%
2006	65%	67%	65%
2007	78%	63%
2008	76%

Earned Premium	12	24	36	48	60	72	84	96

2001				71	71	71	71	71
2002	—	3,650	3,677	3,685	3,682	3,682	3,682
2003	3,366	2,323	2,327	2,327	2,327	2,327
2004	17,231	16,406	16,444	16,544	16,615
2005	50,447	52,202	51,937	51,932
2006	119,188	118,996	119,214
2007	142,399	146,839
2008	22,722

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				—	—	—	—	—	—
2002	—	460	(173)	(81)	(81)	(100)	(24)		2
2003	823	(346)	(128)	(92)	(115)	(113)			(795)
2004	12,743	(1,326)	(2,173)	(2,714)	(2,323)				(8,536)
2005	42,646	(6,582)	(1,795)	(1,618)					(9,995)
2006	77,737	2,136	(2,191)						(55)
2007	114,995	(23,057)							(23,057)
2008	17,324

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	460	(519)	(1,535)	(8,928)	(2,587)	(29,326)	(42,436)

All Diagonals are as of 12/31

Exhibit 21, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,160	295	0	—	0	0	296	25%
2002	272,242	70,200	2,051	316	1,331	55	73,954	27%
2003	640,472	173,698	13,191	—	4,288	262	191,439	30%
2004	901,110	424,008	25,066	2,670	9,079	553	461,377	51%
2005	960,071	1,035,670	145,522	10,109	15,670	2,569	1,209,541	126%
2006	889,066	209,286	49,345	6,108	26,574	1,230	292,542	33%
2007	713,929	139,717	74,066	8,166	42,201	1,866	266,015	37%
2008	628,731	97,996	111,192	17,385	154,022	4,239	384,835	61%

	5,006,781	2,150,870	420,432	44,754	253,166	10,776	2,879,999	58%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	(5)	—	—	—	(184)	-1%
2003	5,939	—	—	—	—	—	—	0%
2004	5,798	5,920	—	—	—	—	5,920	102%
2005	10,681	6,993	275	—	336	—	7,604	71%
2006	10,857	—	296	179	479	—	954	9%
2007	23,772	4	852	1,407	15	—	2,277	10%
2008	19,253	—	—	—	41	—	41	0%

	102,295	12,739	1,418	1,585	871	—	16,613	16%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,160	295	0	—	0	0	296	25%
2002	246,248	70,379	2,056	316	1,331	55	74,137	30%
2003	634,533	173,698	13,191	—	4,288	262	191,439	30%
2004	895,312	418,088	25,066	2,670	9,079	553	455,457	51%
2005	949,390	1,028,677	145,247	10,109	15,335	2,569	1,201,937	127%
2006	878,209	209,286	49,049	5,929	26,095	1,230	291,588	33%
2007	690,157	139,713	73,214	6,759	42,186	1,866	263,738	38%
2008	609,478	97,996	111,192	17,385	153,981	4,239	384,794	63%

	4,904,485	2,138,131	419,014	43,169	252,295	10,776	2,863,385	58%

Exhibit 22, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				311	282	288	247	295
2002	4,548	42,401	54,920	58,240	66,956	68,742	70,200
2003	42,848	112,363	143,265	157,432	169,166	173,698
2004	108,092	302,412	374,590	410,566	424,008
2005	258,680	691,450	933,587	1,035,670
2006	44,077	150,273	209,286
2007	45,003	139,717
2008	97,996

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				375	297	297	251	295
2002	48,981	78,811	74,361	68,490	74,184	72,961	72,567
2003	119,406	181,946	184,197	187,667	187,666	186,888
2004	261,382	434,116	450,699	455,370	451,744
2005	757,663	1,119,109	1,170,005	1,191,301
2006	126,282	221,290	264,738
2007	130,737	221,948
2008	226,574

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				369	297	297	251	296
2002	114,434	101,755	79,671	70,596	75,862	74,781	73,954
2003	333,151	248,003	201,836	195,070	193,009	191,439
2004	582,190	531,919	470,886	468,705	461,377
2005	1,100,677	1,214,038	1,200,089	1,209,541
2006	344,479	289,329	292,542
2007	286,629	266,015
2008	384,835

All Diagonals are as of 12/31

Exhibit 22, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Short Tail

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				32%	26%	26%	22%	25%
2002	42%	37%	29%	26%	28%	27%	27%
2003	52%	39%	32%	30%	30%	30%
2004	65%	59%	52%	52%	51%
2005	115%	126%	125%	126%
2006	39%	33%	33%
2007	40%	37%
2008	61%

Earned Premium	12	24	36	48	60	72	84	96

2001				1,182	1,160	1,160	1,160	1,160
2002	208,132	267,125	270,622	271,411	271,468	271,464	272,242
2003	630,829	639,405	638,353	637,510	638,779	640,472
2004	872,596	893,767	896,379	900,535	901,110
2005	967,060	955,446	959,358	960,071
2006	855,581	880,499	889,066
2007	708,416	713,929
2008	628,731

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				369	(71)	(0)	(46)	45	296
2002	114,434	(12,679)	(22,084)	(9,075)	5,266	(1,081)	(828)		(40,480)
2003	333,151	(85,147)	(46,168)	(6,766)	(2,061)	(1,570)			(141,712)
2004	582,190	(50,270)	(61,034)	(2,180)	(7,329)				(120,813)
2005	1,100,677	113,362	(13,950)	9,453					108,865
2006	344,479	(55,149)	3,213						(51,936)
2007	286,629	(20,613)							(20,613)
2008	384,835

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	(12,679)	(106,863)	(105,584)	50,828	(74,467)	(17,629)	(266,394)

All Diagonals are as of 12/31

Exhibit 22, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Segment

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	87	—	—	—	24	0	24	28%
2002	77,878	2,270	—	—	13,150	197	15,618	20%
2003	240,473	20,431	7,985	3,250	53,801	976	86,442	36%
2004	331,121	38,702	5,311	—	89,022	1,415	134,450	41%
2005	365,559	165,158	22,902	10,000	118,796	2,421	319,277	87%
2006	463,762	59,781	25,248	—	174,787	4,851	264,667	57%
2007	669,143	68,956	69,759	—	293,696	13,468	445,878	67%
2008	1,318,171	387,355	325,564	—	400,039	16,406	1,129,365	86%

	3,466,194	742,654	456,768	13,250	1,143,315	39,733	2,395,721	69%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	2,270	41	—	—	—	—	41	2%
2004	2,618	2,455	0	—	—	—	2,455	94%
2005	12,791	2,628	1,271	—	2,496	—	6,395	50%
2006	98,439	7,518	4,058	—	16,795	—	28,371	29%
2007	178,195	6,008	8,957	—	39,009	—	53,973	30%
2008	396,768	177,792	103,799	—	105,624	—	387,393	98%

	691,428	196,442	118,084	—	163,924	—	478,628	69%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	87	—	—	—	24	0	24	28%
2002	77,531	2,270	—	—	13,150	197	15,618	20%
2003	238,203	20,390	7,985	3,250	53,801	976	86,401	36%
2004	328,503	36,247	5,311	—	89,022	1,415	131,995	40%
2005	352,769	162,530	21,631	10,000	116,300	2,421	312,882	89%
2006	365,324	52,263	21,190	—	157,992	4,851	236,296	65%
2007	490,947	62,948	60,802	—	254,687	13,468	391,905	80%
2008	921,403	209,564	221,765	—	294,415	16,406	741,972	81%

	2,774,766	546,212	338,684	13,250	979,391	39,733	1,917,093	69%

Exhibit 23, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Segment

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270	2,270
2003	56	11,330	15,258	17,283	17,580	20,431
2004	3,373	21,551	26,921	35,069	38,702
2005	26,692	93,323	146,290	165,158
2006	9,523	38,391	59,781
2007	20,523	68,956
2008	387,355

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270	2,270
2003	13,651	22,305	26,067	27,945	27,964	31,665
2004	24,690	42,419	39,606	42,885	44,013
2005	159,187	187,449	184,043	198,060
2006	47,855	81,442	85,029
2007	52,111	138,715
2008	712,919

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				28	24	22	25	24
2002	46,881	33,042	25,374	22,782	18,707	16,918	15,618
2003	156,631	134,331	114,107	105,627	92,655	86,442
2004	221,163	185,987	174,760	161,628	134,450
2005	399,681	370,206	350,301	319,277
2006	325,711	298,358	264,667
2007	424,972	445,878
2008	1,129,365

All Diagonals are as of 12/31

Exhibit 23, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Segment

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				32%	28%	25%	29%	28%
2002	60%	42%	33%	29%	24%	22%	20%
2003	65%	56%	47%	44%	39%	36%
2004	67%	56%	53%	49%	41%
2005	109%	101%	96%	87%
2006	70%	64%	57%
2007	64%	67%
2008	86%

Earned Premium	12	24	36	48	60	72	84	96

2001				87	87	87	87	87
2002	78,460	78,460	77,878	77,878	77,878	77,878	77,878
2003	239,535	240,577	240,331	240,432	240,412	240,473
2004	333,659	331,113	331,165	331,122	331,121
2005	366,617	365,974	365,675	365,559
2006	462,908	464,222	463,762
2007	668,471	669,143
2008	1,318,171

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				28	(3)	(3)	4	(1)	24
2002	46,881	(13,838)	(7,668)	(2,591)	(4,076)	(1,789)	(1,300)		(31,262)
2003	156,631	(22,300)	(20,224)	(8,480)	(12,972)	(6,214)			(70,189)
2004	221,163	(35,176)	(11,227)	(13,132)	(27,178)				(86,712)
2005	399,681	(29,475)	(19,905)	(31,024)					(80,404)
2006	325,711	(27,353)	(33,691)						(61,044)
2007	424,972	20,906							20,906
2008	1,129,365

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	(13,838)	(29,940)	(57,994)	(53,261)	(75,146)	(78,502)	(308,682)

All Diagonals are as of 12/31

Exhibit 23, Page 3

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Segment

ITD SUMMARY

Gross

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,233	295	0	—	1	0	296	24%
2002	383,612	108,257	19,539	9,326	25,127	810	163,059	43%
2003	1,000,655	299,072	48,168	7,008	70,797	1,890	426,935	43%
2004	1,304,091	539,144	66,300	12,837	91,848	2,566	712,695	55%
2005	1,422,648	1,165,426	188,429	17,078	106,573	4,681	1,482,187	104%
2006	1,414,539	343,924	79,871	12,215	153,834	3,689	593,533	42%
2007	1,094,566	244,712	93,030	19,887	153,590	3,998	515,218	47%
2008	846,658	102,054	117,533	18,324	287,542	6,351	531,805	63%

	7,468,002	2,802,884	612,871	96,675	889,313	23,984	4,425,728	59%

Ceded

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	(5)	—	—	—	(184)	-1%
2003	7,462	1,168	17	—	8	—	1,193	16%
2004	8,542	7,137	105	—	7	—	7,249	85%
2005	15,359	8,776	712	—	490	—	9,977	65%
2006	15,912	—	296	179	875	—	1,350	8%
2007	25,973	4	852	1,407	41	—	2,303	9%
2008	20,071	—	—	—	41	—	41	0%

	119,313	16,907	1,977	1,585	1,461	—	21,930	18%

Net

Accident Year	Earned Premium	Paid Loss & ALAE	Case Reserves & ALAE	Additional Case Reserves	IBNR	ULAE	Ultimate Loss & LAE	Ultimate Loss & LAE Ratio

2001	1,233	295	0	—	1	0	296	24%
2002	357,618	108,436	19,544	9,326	25,127	810	163,243	46%
2003	993,193	297,903	48,151	7,008	70,790	1,890	425,741	43%
2004	1,295,549	532,006	66,196	12,837	91,841	2,566	705,446	54%
2005	1,407,289	1,156,650	187,717	17,078	106,084	4,681	1,472,210	105%
2006	1,398,627	343,924	79,575	12,036	152,959	3,689	592,183	42%
2007	1,068,593	244,708	92,179	18,481	153,550	3,998	512,915	48%
2008	826,587	102,054	117,533	18,324	287,501	6,351	531,763	64%

	7,348,688	2,785,977	610,895	95,090	887,853	23,984	4,403,798	60%

Exhibit 24, Page 1

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Segment

GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96

2001				311	282	288	247	295
2002	4,549	47,414	64,379	71,875	97,163	99,428	108,257
2003	53,573	143,576	198,263	233,531	275,817	299,072
2004	124,394	341,818	434,614	500,646	539,144
2005	269,617	763,826	1,028,839	1,165,426
2006	54,267	263,882	343,924
2007	50,337	244,712
2008	102,054

Case Incurred Loss & ALAE (incl ACRs)	12	24	36	48	60	72	84	96

2001				375	297	297	251	295
2002	48,990	95,645	99,762	125,643	142,478	138,909	137,122
2003	151,009	256,886	288,441	318,839	344,922	354,248
2004	303,558	521,866	576,264	597,150	618,281
2005	786,369	1,239,774	1,326,005	1,370,933
2006	149,343	371,416	436,010
2007	150,389	357,630
2008	237,912

Ultimate Loss & LAE	12	24	36	48	60	72	84	96

2001				370	298	297	251	296
2002	192,639	176,572	156,860	172,456	170,932	165,082	163,059
2003	579,429	494,322	441,989	432,618	435,931	426,935
2004	874,338	807,978	733,760	717,872	712,695
2005	1,403,917	1,493,039	1,483,584	1,482,187
2006	661,297	609,357	593,533
2007	551,401	515,218
2008	531,805

All Diagonals are as of 12/31

Exhibit 24, Page 2

Valuation Date: December 31, 2008	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.4629 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Reinsurance Segment

GROSS BASIS

Ultimate Loss & LAE Ratio	12	24	36	48	60	72	84	96

2001				30%	24%	24%	20%	24%
2002	50%	46%	41%	45%	45%	43%	43%
2003	58%	49%	44%	43%	44%	43%
2004	67%	62%	56%	55%	55%
2005	99%	105%	104%	104%
2006	47%	43%	42%
2007	50%	47%
2008	63%

Earned Premium	12	24	36	48	60	72	84	96

2001				1,255	1,233	1,233	1,233	1,233
2002	315,012	374,802	380,138	391,377	385,206	385,056	383,612
2003	987,555	998,323	1,000,551	998,925	1,000,102	1,000,655
2004	1,273,141	1,297,742	1,300,934	1,303,296	1,304,091
2005	1,400,652	1,417,560	1,421,188	1,422,648
2006	1,373,397	1,407,408	1,414,539
2007	1,093,111	1,094,566
2008	846,658

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	Total Development

2001				370	(72)	(0)	(46)	44	296
2002	192,639	(16,067)	(19,712)	15,596	(1,523)	(5,851)	(2,023)		(29,580)
2003	579,429	(85,107)	(52,334)	(9,370)	3,313	(8,997)			(152,494)
2004	874,338	(66,360)	(74,218)	(15,888)	(5,177)				(161,643)
2005	1,403,917	89,121	(9,455)	(1,396)					78,270
2006	661,297	(51,941)	(15,824)						(67,764)
2007	551,401	(36,183)							(36,183)
2008	531,805

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	Total Development

	N/A	N/A	(16,067)	(104,449)	(103,169)	4,009	(79,867)	(69,555)	(369,099)

All Diagonals are as of 12/31

Exhibit 24, Page 3